TriState Capital

Date: 9/19/2023

Master Signature Card
Authorized Account Signatures

Account Title and Number: **See attached Schedule A for Fuller & Thaler Accounts**
Address: 225 PICTORIA DR STE 450
City, State, Zip: CINCINNATI OH 45246 Phone: 513-587-3447

The account(s) subject to this Master Signature Card (herein, the "Accounts") as of the date of this Master Signature Card are those account(s) set forth in the attached Schedule A, which Schedule A is incorporated herein by this reference. Additional Accounts may be made subject to this Master Signature Card by having an Authorized Signatory request the opening of such an Account(s), provided that such request is accompanied by (i) a certificate that is (a) executed by an Authorized Signatory, (b) dated after the date of this Master Signature Card, and (c) in form and substance approved by TriState Capital Bank and (ii) such other information and documents as TriState Capital Bank may deem necessary or required.

The undersigned hereby acknowledge(s) receipt of TriState Capital Bank Deposit Agreement Terms and Conditions, Funds Availability Policy Disclosure, Electronic Funds Transfer Disclosure, and Privacy and Truth in Savings Disclosure, in connection with the Accounts, and agree(s) to be bound by all terms and conditions thereof, as amended from time to time. The undersigned represent(s) that the Accounts will be used for business purposes.

This Master Signature Card may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same Master Signature Card. A signed copy of this Master Signature Card delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Master Signature Card.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (Substitute W-9)
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer Identification number (or I am waiting for a number to be issued to me), and
2. UNLESS THE FOLLOWING LANGUAGE IS STRICKEN, I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. Person (including a U.S. resident alien), and
4. I am exempt from FATCA reporting.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized Signers: (please sign in black ink) ***Authorized signers page 1 of 2

Name (Print or Type)	Position	Authorized Signature
Matthew J Miller	President, CST	Matt J. Miller
Christie Sau Cheung	Agency S/L	
Colin Patrick McCarney	Agency S/L	
Joji Yoshino	Agency S/L	
Kaori Konishi	Agency S/L	
Thomas Ryan	Agency S/L

TRISTATE CAPITAL

Date: 9/19/2023

Master Signature Card
Authorized Account Signatures

Account Title and Number: See attached Schedule A for Fuller & Thaler Accounts
Address: 225 PICTORIA DR STE 450
City, State, Zip: CINCINNATI OH 45246 Phone: 513-587-3447

The account(s) subject to this Master Signature Card (herein, the "Accounts") as of the date of this Master Signature Card are those account(s) set forth in the attached Schedule A, which Schedule A is incorporated herein by this reference. Additional Accounts may be made subject to this Master Signature Card by having an Authorized Signatory request the opening of such an Account(s), provided that such request is accompanied by (i) a certificate that is (a) executed by an Authorized Signatory, (b) dated after the date of this Master Signature Card, and (c) in form and substance approved by TriState Capital Bank and (ii) such other information and documents as TriState Capital Bank may deem necessary or required.

The undersigned hereby acknowledge(s) receipt of TriState Capital Bank Deposit Agreement Terms and Conditions, Funds Availability Policy Disclosure, Electronic Funds Transfer Disclosure, and Privacy and Truth in Savings Disclosure, in connection with the Accounts, and agree(s) to be bound by all terms and conditions thereof, as amended from time to time. The undersigned represent(s) that the Accounts will be used for business purposes.

This Master Signature Card may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same Master Signature Card. A signed copy of this Master Signature Card delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Master Signature Card.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (Substitute W-9)
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer Identification number (or I am waiting for a number to be issued to me), and
2. UNLESS THE FOLLOWING LANGUAGE IS STRICKEN, I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. Person (including a U.S. resident alien), and
4. I am exempt from FATCA reporting.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized Signers: (please sign in black ink) ***Authorized signers page 2 of 2

Name (Print or Type)	Position	Authorized Signature
J Thomas Zamecnik	Agency S/L	
Matthew Ryan Russo	Agency S/L	
Raife Giovinazzo	F&T Principal, acting as Trust Agent	[signature]
Fred Stanske	F&T Principal, acting as Trust Agent	[signature]
Fernando Villegas	F&T Principal, acting as Trust Agent	[signature]

TRISTATE CAPITAL

Date: 07/17/2023

Master Signature Card
Authorized Account Signatures

Account Title and Number: **See attached**
Address: 225 PICTORIA DR STE 450
City, State, Zip: CINCINNATI OH 45246 Phone: 513-587-3447

The account(s) subject to this Master Signature Card (herein, the "Accounts") as of the date of this Master Signature Card are those account(s) set forth in the attached Schedule A, which Schedule A is incorporated herein by this reference. Additional Accounts may be made subject to this Master Signature Card by having an Authorized Signatory request the opening of such an Account(s), provided that such request is accompanied by (i) a certificate that is (a) executed by an Authorized Signatory, (b) dated after the date of this Master Signature Card, and (c) in form and substance approved by TriState Capital Bank and (ii) such other information and documents as TriState Capital Bank may deem necessary or required.

The undersigned hereby acknowledge(s) receipt of TriState Capital Bank Deposit Agreement Terms and Conditions, Funds Availability Policy Disclosure, Electronic Funds Transfer Disclosure, and Privacy and Truth in Savings Disclosure, in connection with the Accounts, and agree(s) to be bound by all terms and conditions thereof, as amended from time to time. The undersigned represent(s) that the Accounts will be used for business purposes.

This Master Signature Card may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same Master Signature Card. A signed copy of this Master Signature Card delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Master Signature Card.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (Substitute W-9)
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer Identification number (or I am waiting for a number to be issued to me), and
2. UNLESS THE FOLLOWING LANGUAGE IS STRICKEN, I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. Person (including a U.S. resident alien), and
4. I am exempt from FATCA reporting.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized Signers: (please sign in black ink)

Name (Print or Type)	Position	Authorized Signature
	President	
Christie Sau Cheung	Agency S/L	
Colin Patrick McCarney	Agency S/L	Colin McCarney
Joji Yoshino	Agency S/L	
Kaori Konishi	Agency S/L	
Thomas Ryan	Agency S/L

TRISTATE CAPITAL

Date: 07/17/2023

Master Signature Card
Authorized Account Signatures

Account Title and Number: **See attached**
Address: 225 PICTORIA DR STE 450
City, State, Zip: CINCINNATI OH 45246 Phone: 513-587-3447

The account(s) subject to this Master Signature Card (herein, the "Accounts") as of the date of this Master Signature Card are those account(s) set forth in the attached Schedule A, which Schedule A is incorporated herein by this reference. Additional Accounts may be made subject to this Master Signature Card by having an Authorized Signatory request the opening of such an Account(s), provided that such request is accompanied by (i) a certificate that is (a) executed by an Authorized Signatory, (b) dated after the date of this Master Signature Card, and (c) in form and substance approved by TriState Capital Bank and (ii) such other information and documents as TriState Capital Bank may deem necessary or required.

The undersigned hereby acknowledge(s) receipt of TriState Capital Bank Deposit Agreement Terms and Conditions, Funds Availability Policy Disclosure, Electronic Funds Transfer Disclosure, and Privacy and Truth in Savings Disclosure, in connection with the Accounts, and agree(s) to be bound by all terms and conditions thereof, as amended from time to time. The undersigned represent(s) that the Accounts will be used for business purposes.

This Master Signature Card may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same Master Signature Card. A signed copy of this Master Signature Card delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Master Signature Card.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (Substitute W-9)
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer Identification number (or I am waiting for a number to be issued to me), and
2. UNLESS THE FOLLOWING LANGUAGE IS STRICKEN, I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. Person (including a U.S. resident alien), and
4. I am exempt from FATCA reporting.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized Signers: (please sign in black ink) ***Authorized Signers page 2 of 2

Name (Print or Type)	Position	Authorized Signature
J Thomas Zamecnik	Agency S/L	[signature]
Matthew Ryan Russo	Agency S/L	[signature]

TRISTATE CAPITAL

Date: 07/17/2023

Master Signature Card
Authorized Account Signatures

Account Title and Number: **See attached**
Address: 225 PICTORIA DR STE 450
City, State, Zip: CINCINNATI OH 45246 Phone: 513-587-3447

The account(s) subject to this Master Signature Card (herein, the "Accounts") as of the date of this Master Signature Card are those account(s) set forth in the attached Schedule A, which Schedule A is incorporated herein by this reference. Additional Accounts may be made subject to this Master Signature Card by having an Authorized Signatory request the opening of such an Account(s), provided that such request is accompanied by (i) a certificate that is (a) executed by an Authorized Signatory, (b) dated after the date of this Master Signature Card, and (c) in form and substance approved by TriState Capital Bank and (ii) such other information and documents as TriState Capital Bank may deem necessary or required.

The undersigned hereby acknowledge(s) receipt of TriState Capital Bank Deposit Agreement Terms and Conditions, Funds Availability Policy Disclosure, Electronic Funds Transfer Disclosure, and Privacy and Truth in Savings Disclosure, in connection with the Accounts, and agree(s) to be bound by all terms and conditions thereof, as amended from time to time. The undersigned represent(s) that the Accounts will be used for business purposes.

This Master Signature Card may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same Master Signature Card. A signed copy of this Master Signature Card delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Master Signature Card.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (Substitute W-9)
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer Identification number (or I am waiting for a number to be issued to me), and
2. UNLESS THE FOLLOWING LANGUAGE IS STRICKEN, I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. Person (including a U.S. resident alien), and
4. I am exempt from FATCA reporting.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized Signers: (please sign in black ink) ***Authorized signers page 1 of 2

Name (Print or Type)	Position	Authorized Signature
Matthew J Miller	President	
Christie Sau Cheung	Agency S/L	Christie Cheung
Lalit Indru Jhangiani	Agency S/L	
Joji Yoshino	Agency S/L	[signature]
Kaori Konishi	Agency S/L	小西 薫
Thomas Ryan	Agency S/L	[signature]

SCHEDULE A – MASTER SIGNATURE CARD DATED		9/19/2023
Account Number	Account Name	EIN
120047519 - Demand	Fuller & Thaler Behavioral Micro-Cap Equity Fund	83-2380721
120047527 - Savings	Fuller & Thaler Behavioral Micro-Cap Equity Fund	83-2380721
120047535 - Demand	Fuller & Thaler Behavioral Mid-Cap Value Fund	82-3282344
120047543 - Savings	Fuller & Thaler Behavioral Mid-Cap Value Fund	82-3282344
120047550 - Demand	Fuller & Thaler Behavioral Small-Cap Equity Fund	45-2583059
120047568 - Savings	Fuller & Thaler Behavioral Small-Cap Equity Fund	45-2583059
120047576 - Demand	Fuller & Thaler Behavioral Small-Cap Growth Fund	82-3275519
120047584 - Savings	Fuller & Thaler Behavioral Small-Cap Growth Fund	82-3275519
120047592 - Demand	Fuller & Thaler Behavioral Small-Mid Core Equity Fund	83-2342329
120047600 - Savings	Fuller & Thaler Behavioral Small-Mid Core Equity Fund	83-2342329
120047618 - Demand	Fuller & Thaler Behavioral Unconstrained Equity Fund	83-2321423
120047626 - Savings	Fuller & Thaler Behavioral Unconstrained Equity Fund	83-2321423
120047634 - Demand	Fuller & Thaler Behavioral Mid-Cap Equity Fund	93-1847608
120047642 - Savings	Fuller & Thaler Behavioral Mid-Cap Equity Fund	93-1847608

Master Certified Copy of Resolutions

MASTER CERTIFIED COPY OF RESOLUTIONS TO OPEN AND MAINTAIN BANK ACCOUNTS FOR CORPORATIONS AND LIMITED LIABILITY COMPANIES

AGREEMENT

The undersigned hereby certifies to TriState Capital Bank that I am the:

President & Principal Executive Officer of Capitol Series Trust, acting on behalf of each of the entities
INSERT OFFICER TITLES HELD BY UNDERSIGNED IN COMPANIES (President, Member, Manager, CEO, etc.)

of each of the entities listed on the attached Schedule A (each, a “Company”; collectively, the “Companies”), and, as such, I am familiar with the records and proceedings of each of the Companies.

The following is a true, accurate, and complete copy of resolutions duly adopted by the Companies, and the resolutions have not been rescinded, modified, or revoked and are in full force and effect.

RESOLVED, that:

(i)	TriState Capital Bank (the “Bank”) is hereby designated as a depository of the Companies;

(ii)	one or more account(s) may be opened and maintained, in accordance with the rules and regulations or procedures of the Bank pertaining to such accounts as amended from time to time, and in the name of any of the Companies, with the Bank;

(iii)	except as defined and limited by (iv) below any of the individuals whose names are set forth in (v) below and whose genuine signatures appear on separate cards dated and filed with the Bank (collectively, the “Authorized Signatories” and individually, an “Authorized Signatory”) are hereby authorized to act individually on behalf of any Company and in its name to:

a.	sign checks, drafts, notes, bills of exchange, acceptances, or other orders for payment of funds from any account maintained by a Company;

b.	endorse checks, drafts, notes, bills, certificates of deposit, or other instruments owned or held by a Company for deposit into such Company’s accounts, or for collection or discount by the Bank, and such endorsement may be written or imprinted with an authorized facsimile (a “Stamp”) in the name of such Company without the designation of the person making such endorsement (each Company shall be fully responsible for any and all payments made by the Bank in reliance upon said Stamp and agrees to indemnify and hold harmless the Bank from any claims, demands, expenses, losses, or damages suffered or incurred by the Bank arising out of the misuse or unlawful or unauthorized use by any person of such Stamp);

c.	identify, approve, and guarantee the endorsements of any and all checks and drafts drawn by the Companies;

d.	waive demand, protest, and notice of protest, or dishonor of any check, draft, note, bill, certificates of deposit, or other instruments made, drawn, or endorsed by the Companies;

e.	open and maintain an account in the name of any Company (any account so opened shall be bound by the provisions of this certificate);

f.	act for the Companies in the transaction of all other business (whether or not it is of the kind, nature, or character specified in this certificate) on the Companies’ behalf with the Bank related to any accounts authorized hereunder, including but not limited to executing contracts, Treasury Management Services, and delegating authority to person(s) to engage in transactions in connection with such contracts; and

g.	certify to the Bank the names of the Authorized Signatories and certify any changes to the same to the Bank, and the Bank shall be fully protected in relying on any such certification and shall be indemnified and held harmless from any claims, demands, expenses, losses, or damages resulting from or arising out of the Bank honoring the signature of any individual so certified, or refusing to honor the signature of any individual not so certified;

(iv)	The Trust hereby designates the representatives of Fuller & Thaler whose signatures appear below to act as agents of the Trust for purposes of this Agreement and the accompanying IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, and delegates to each of them only the limited authority to advise on IntraFi transactions on behalf of the Companies and to perform the functions specified in section 6 - 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions;

(v)	Name(s) of Authorized Signatories:

Print Name and Title or Position

Matthew J Miller, President, Capitol Series Trust	Kaori Konishi, Agency Securities Lending
Fred Stanske, F&T Principal, acting as Trust Agent Raife Giovinazzo, F&T Principal, acting as Trust Agent	Thomas Ryan, Agency Securities Lending
Fernando Villegas, F&T Principal, acting as Trust Agent Christie Sau Cheung, Agency Securities Lending	J Thomas Zamecnik, Agency Securities Lending
Colin Patrick McCarney, Agency Securities Lending Joji Yoshino, Agency Securities Lending	Matthew Ryan Russo, Agency Securities Lending

(Please designate each Authorized Signatory by name and position, i.e., officer position, employee, or agent).

MCCR1F/T 101923

Master Certified Copy of Resolutions

FURTHER RESOLVED, that:

(i)	the Bank is authorized to honor, receive, certify, or pay all instruments signed in accordance with this certificate even though drawn or endorsed to the order of any Authorized Signatory signing the same, tendered for cash, or in payment of a personal obligation or for deposit into a personal account of said Authorized Signatory, and the Bank is not required or obligated to inquire into the circumstances of the issuance or use of any instrument signed in accordance with this certificate, or the application or disposition of such instrument or the proceeds thereof;

(ii)	overdrafts, if any, shall not be considered to be a loan;

(iii)	the Companies acknowledge and agree that the Bank may rely on alternative signature and verification codes issued to or obtained from the Authorized Signatories (the term “alternative signature and verification codes” includes, but is not limited to, facsimile signatures on file with the Bank, personal identification numbers (PINs), and digital signatures); if a facsimile signature specimen has been provided on this resolution (or that are filed separately by any of the Companies with the Bank from time to time), the Bank is authorized to treat the facsimile signature as the signature of the Authorized Signatory regardless of by whom or by what means the facsimile signature may have been affixed so long as it resembles the facsimile signature specimen on file, and the Companies authorize the Authorized Signatories to have custody of the Companies’ private key used to create a digital signature and to request issuance of a certificate listing the corresponding public key; the Bank shall have no responsibility or liability for unauthorized use of alternative signature and verification codes unless otherwise agreed in writing; and

(iv)	these resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by the Bank and the Bank has a reasonable amount of time to act upon such notice, and that receipt of such notice shall not affect any action taken by the Bank prior thereto.

FURTHER RESOLVED, that the undersigned be, and hereby is, authorized and directed to certify to the Bank the foregoing resolutions and that the provisions thereof are in conformity with the governing documents of the Companies.

EFFECT ON PREVIOUS RESOLUTIONS. This resolution supersedes the resolution dated      N/A               . If not completed, all resolutions remain in effect.

I further certify that there is no provision in the governing documents of the Companies limiting the power of the Companies to adopt the foregoing resolutions and that the same are in conformity with the governing documents of the Companies.

October 27, 2023 I 8:29 AM PDT

IN WITNESS WHEREOF, I have hereunto subscribed my name this _____ day of __________ 20 _____.

Matthew J Miller
PRINTED NAME

If the person signing above is designated as an Authorized Signatory a second officer of each of the Companies must also sign the following further confirming this certificate as follows:

Paul F Leone
PRINTED NAME

Secretary, Capitol Series Trust
TITLE

MCCR1F/T 101923

Master Certified Copy of Resolutions

OH	Fuller & Thaler Behavioral Micro-Cap Equity Fund	83-2380721
STATE OF ORGANIZATION	COMPANY NAME	EIN

OH	Fuller & Thaler Behavioral Mid-Cap Value Fund	82-3282344
STATE OF ORGANIZATION	COMPANY NAME	EIN

OH	Fuller & Thaler Behavioral Small-Cap Equity Fund	45-2583059
STATE OF ORGANIZATION	COMPANY NAME	EIN

OH	Fuller & Thaler Behavioral Small-Cap Growth Fund	82-3275519
STATE OF ORGANIZATION	COMPANY NAME	EIN

OH	Fuller & Thaler Behavioral Small-Mid Core Equity Fund	83-2342329
STATE OF ORGANIZATION	COMPANY NAME	EIN

OH	Fuller & Thaler Behavioral Unconstrained Equity Fund	83-2321423
STATE OF ORGANIZATION	COMPANY NAME	EIN

OH	Fuller & Thaler Behavioral Mid-Cap Equity Fund	93-1847608
STATE OF ORGANIZATION

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

STATE OF ORGANIZATION	COMPANY NAME	EIN

MCCR1F/T 101923

IntraFi Network Deposits DDA-MMDA
Deposit Placement Agreement

You, the undersigned, enter into this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (“Agreement”) with the following financial institution (“we” or “us”):

TriState Capital Bank

This Agreement states the terms and conditions on which we will endeavor to place deposits for you at other financial institutions through the DDA-MMDA Option of lntraFiSM Network DepositsSM. IntraFi Network Deposits is a product of IntraFi Network LLC (“IntraFi”) that encompasses services for placing deposits at depository institutions.

This Agreement is an amended version of the ICS Deposit Placement Agreement (“ICS DPA”). The DDA-MMDA Option of IntraFi Network Deposits (“DDA-MMDA Option”) is the deposit placement functionality formerly known as part of ICS®, the Insured Cash Sweep® service. IntraFi is the entity formerly known as Promontory Interfinancial Network, LLC.

During a branding transition period, you may see references to ICS on statements or other documents. These references are to the DDA-MMDA Option of IntraFi Network Deposits.

1.	Deposit Placement

1.1	IntraFi Network Deposits DDA-MMDA Option

  (a) Schedule 1 describes the procedure by which we will place deposits for you through the DDA-MMDA Option. Schedule 2 includes descriptions of the account type and placement feature that we will use.

  (b) Each depository institution at which we place deposits for you through the DDA-MMDA Option (“Destination Institution”) will be one at which deposit accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the FDIC standard maximum deposit insurance amount (“SMDIA”) of $250,000.

  (c) Subject to the terms and conditions of this Agreement, when we place deposits in a deposit account at a Destination Institution for your funds placed through the DDA-MMDA Option (“Deposit Account”), the amount of our outstanding placements for you at the Destination Institution through the DDA-MMDA Option and through the CD Option of IntraFi Network Deposits, which is the deposit placement functionality formerly known as part of CDARS®, the Certificate of Deposit Account Registry Service®, will not exceed $250,000.

  (d) The Bank of New York Mellon (“BNY Mellon”) provides services that support deposit placement through the DDA-MMDA Option. BNY Mellon’s services include acting as our sub-custodian and settlement agent.

  (e) You must be capable of using, and you agree to use, the Depositor Control Panel (“DCP”), an online tool, to review provisional allocations of deposits and for other purposes. You also agree to receive notices that may be posted on the DCP or sent to you by email.

1.2.	Deposit Accounts

  (a) Deposits that we place for you in Deposit Accounts will be “deposits,” as defined by federal law, at the Destination Institutions.

  (b) Each Deposit Account, including the principal balance and the accrued interest, will be a deposit obligation solely of the Destination Institution at which it is held. It will not be a deposit obligation of us or of IntraFi, BNY Mellon, or any other person or entity.

2.	Your Relationship With Us

2.1.	Agency and Custodial Relationship

  (a) We will act as your agent in placing deposits for you through the DDA-MMDA Option. Under a separate agreement with you that grants us custodial powers (“Custodial Agreement”), we will also act as your custodian for the Deposit Accounts.

  (b) Each Deposit Account will be recorded (i) on the records of the Destination Institution in the name of BNY Mellon, as our sub-custodian, (ii) on the records of BNY Mellon in our name, as your custodian, and (iii) on our records in your name. The recording will occur in a manner that permits the Deposit Account to be FDIC-insured to the same extent as if it were recorded on the records of Destination Institution in your name.

  (c) For purposes of Article 8 of the Uniform Commercial Code, we will act as your securities intermediary for, and will treat as financial assets, the Deposit Accounts and all your security entitlements and

1	DDA-MMDA DPA - Version 2021-01

other related interests and assets with respect to the Deposit Accounts, and we will treat you as entitled to exercise the rights that constitute the Deposit Accounts.

  (d) All interests that we hold for the Deposit Accounts will be held by us only as your securities intermediary and will not be our property. You will be the owner of the funds in the Deposit Accounts and any interest on those funds.

2.2.	Termination of Custodial Relationship

  (a) Either you or we may terminate the custodial relationship between you and us at any time. You may not transfer the Deposit Accounts to another custodian, but you may dismiss us as your custodian for a Deposit Account and request that it be recorded on the records of the Destination Institution in your name.

  (b) We will endeavor to cause any request from you pursuant to Section 2.2(a) to be promptly forwarded to the Destination Institution. Each Destination Institution has agreed that it will promptly fulfill any such request, subject to its customer identification policies and other account opening terms and conditions.

  (c) If a Deposit Account has been recorded on the records of a Destination Institution in your name pursuant to this Section 2, you will be able to enforce your rights in the Deposit Account directly against the Destination Institution, but we will no longer have any custodial responsibility for it and you will not be able to enforce any rights against the Destination Institution through us.

  (d) If we were to become insolvent, our receiver or other successor in interest could transfer custody of the Deposit Accounts, and our rights and obligations under this Agreement, to a new custodian. Alternatively, you could exercise your right to have the Deposit Accounts recorded on the records of the Destination Institutions in your name pursuant to this Section 2.

3.	Custodial Account and Interest Rate

3.1.	Custodial Account

  (a) As your custodian, we will open on our records, either directly or with the assistance of BNY Mellon, a custodial account in which we will hold your interests in the Deposit Accounts (“Custodial Account”). We may permit you to have multiple Custodial Accounts.

  (b) On the signature page of this Agreement, you will enter a unique alphanumeric identifier for you (“Depositor Identified”), which will be associated with the Custodial Account. You will enter as your Depositor

Identifier your federal taxpayer identification number (“TIN”), unless you do not have a TIN, in which case you will enter an alternate identifier that we approve.

  (c) If you use an alternate identifier, you must use the same alternate identifier for all placements of deposits for you, by us or by any other financial institution, through the DDA-MMDA Option or through the CD Option of IntraFi Network Deposits. If you later obtain a TIN, you must promptly report it to us and to any such other institutions, and we may use it as your Depositor Identifier.

3.2.	Interest Rate

  (a) The interest rate for the Deposit Accounts at Destination Institutions on any day will be the then-current rate that we specify, which may be any rate (including zero) and which we may modify at any time (“Interest Rate”). Through your continued participation in the DDA-MMDA Option, you accept each applicable Interest Rate.

  (b) If we permit you to have more than one Custodial Account, we may specify a different Interest Rate for each Custodial Account.

  (c) Payment of the full amount of all accrued interest on a Deposit Account at a Destination Institution will be solely the responsibility of the Destination Institution. Neither we nor any other person or entity will be indebted to you for such payment.

4.	Placement Procedures

4.1	Account Type, DDA-MMDA Option Settlement, and Statements

  (a) Settlement of payments to and from participating institutions in the DDA-MMDA Option through BNY Mellon that includes the type of deposits we place for you (“DDA-MMDA Option Settlement) will occur each day that is not a Saturday, a Sunday, or another day on which banks in New York, New York, are authorized or required by law or regulation to close (“Business Day”).

  (b) You may confirm through the DCP (i) the aggregate principal balance in the Deposit Accounts (“Program Balance”) and (ii) the principal balance and accrued interest at each Destination Institution as of the preceding Business Day or, after DDA-MMDA Option Settlement-related processing, as of that Business Day.

  (c) We will provide you with periodic account statements that include, as of the end of the statement period, your Program Balance, your principal balance at

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each Destination Institution, the total interest you have earned on the Deposit Accounts during the period, and the rate of return you have earned on the daily average dosing principal balance for the period (“Statement Period Yield”).

  (d) The account information available on the DCP as described in Section 4.1(b), and the periodic statements described in Section 4.1(c), will be the only evidence that you receive of your ownership of the funds. You should retain the account statements.

4.2.	Triggering Events

  (a) Schedule 1 sets forth events for triggering a transfer of funds from a root account with us that contains your funds (“Root Account”) to the Deposit Accounts at DDA-MMDA Option Settlement (“Program Deposit”) or a transfer of funds from the Deposit Accounts to the Root Account at DDA-MMDA Option Settlement (“Program Withdrawal”).

  (b) An event for triggering a Program Deposit or a Program Withdrawal (“Triggering Event”) will be any such event described in Schedule 1.

  (c) If you signed a previous version of this Agreement identified as an ICS DPA and became a party to this amended version of the Agreement after you were given notice of amendment, the content of Schedule 1 to this Agreement is the same as the content of Schedule 1 to the version you signed, subject to the following changes:

  (i) “ICS” is changed to “the DDA-MMDA Option of IntraFi Network Deposits.”

  (ii) “Transaction Account,” if it appears, is changed to “Root Account.”

4.3.	Program Deposits

  (a) Subject to the terms and conditions of this Agreement, and except as provided in Section 4.3(b), a Triggering Event for a Program Deposit will result in a transfer of funds to the Deposit Accounts at DDA-MMDA Option Settlement the next Business Day (“Regular Program Deposit”).

  (b) Schedule 1 states whether a transfer of funds to the Deposit Accounts at DDA-MMDA Option Settlement on the same Business Day (“Same-Day Program Deposit”) is available and, if so, the cutoff time for you to request a Same-Day Program Deposit (“Same-Day Deposit Cutoff Time”). If so stated, a request that we receive and accept before the Same-

Day Deposit Cutoff Time will be a Triggering Event for a Same-Day Program Deposit.

  (c) We may impose a maximum Program Balance amount for deposits that we place for you through the DDA-MMDA Option and will inform you of any such amount we impose. Even if a Triggering Event for a Program Deposit occurs, we may choose not to transfer the amount to the Deposit Accounts if it would cause the Program Balance to exceed the maximum. In addition, we may choose not to transfer to the Deposit Accounts an amount that we have credited to the Root Account, but have not yet collected from a third party.

4.4.	Program Withdrawals

  (a) Subject to the terms and conditions of this Agreement, and except as provided in Section 4.4(b), a Triggering Event for a Program Withdrawal will result in a transfer of funds from the Deposit Accounts at DDA-MMDA Option Settlement the next Business Day (“Regular Program Withdrawal”).

  (b) Schedule 1 states whether the transfer of funds from your Deposit Accounts at DDA-MMDA Option Settlement on the same Business Day (“Same-Day Program Withdrawal”) is available and, if so, the cutoff time for you to request a Same-Day Program Withdrawal (“Same-Day Withdrawal Cutoff Time”). If Section 1 so states, a request that we receive and accept before the Same-Day Withdrawal Cutoff Time will be a Triggering Event for a Same-Day Program Withdrawal.

4.5.	Withdrawal Advances; Security Interest

  (a) If Schedule 1 states that we will advance funds to you in anticipation of a Program Withdrawal, or if we otherwise decide in our discretion to advance funds to you in anticipation of a Program Withdrawal, you will owe the amount of these funds to us and we will retain from the funds we receive at DDA-MMDA Option Settlement the amount we have advanced to you.

  (b) With respect to any amount that you owe to us pursuant to Section 4.5(a):

  (i) you grant us, and acknowledge that we have, a security interest in, and a lien on, the Deposit Accounts, related security entitlements, and other related interests and assets that we may hold for you as custodian and securities intermediary pursuant to the Custodial Agreement for the amount that you owe to us,

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  (ii) if a Destination Institution fails before a Program Withdrawal is completed, we may retain the amount of the Program Withdrawal from the proceeds of your FDIC insurance claim to satisfy the amount that you owe to us, and

  (iii) to the extent that the amount that you owe to us is not satisfied from the interests and assets we are holding for you pursuant to the Custodial Agreement, or from the proceeds of any FDIC insurance claim, the amount remains owed by you to us and is payable on demand.

  (c) If, in a separate agreement, you have granted us a security interest in the Deposit Accounts or in any security entitlements or other interests or assets relating to the Deposit Accounts as collateral for a loan to you or otherwise, we may decline to honor a request for a Program Withdrawal, or decline to honor a debit transaction in the Root Account that would trigger a Program Withdrawal or be funded by a Program Withdrawal, to the extent the Program Withdrawal would cause your Program Balance to fall below the loan amount or other amount that you have agreed to maintain in the Deposit Accounts or to which the security interest applies. If, in a separate agreement, you have granted us a security interest in the Root Account, we also may decline to honor transactions in the Root Account in accordance with the separate agreement.

4.6.	Account Type and Withdrawal Limit, If Any

  (a) Deposits that we place for you through the DDA-MMDA Option at a Destination Institution will be placed in a Deposit Account that is a demand deposit account (“DDA”) or a Deposit Account that is a money market deposit account (“MMDA”), as provided in Section 1 of Schedule 2.

  (b) Section 1 of Schedule 2 provides (i) that we will place deposits for you in DDAs, (ii) that we will place deposits for you in MMDAs, or (iii) that we may place deposits for you in DDAs or MMDAs.

  (c) if you signed a previous version of this Agreement identified as an ICS DPA and became a party to this amended version of the Agreement as a result of having been given notice of amendment, the following applies:

  (i) If the version you signed provided that we would place deposits for you in DDAs, Section 1 of Schedule 2 is deemed to state: “We will place deposits for you in DDAs.”

  (ii) If the version you signed provided that we would place deposits for you in MMDAs, Section 1 of Schedule 2 is deemed to state: “We will place deposits for you in MMDAs.”

  (iii) If the version you signed provided that we might place deposits for you in DDAs or MMDAs, Section 1 of Schedule 2 is deemed to state: “We may place deposits for you in DDAs or MMDAs.”

  (d) Section 1 of Schedule 2 also provides, if MMDAs will or may be used, (i) that an MMDA Program Withdrawal limit of six per month applies or (ii) that no MMDA Program Withdrawal limit applies.

  (e) If you signed a previous version of this Agreement identified as an ICS DPA and became a party to this amended version of the Agreement as a result of having been given notice of amendment, and if the version you provided that MMDAs would or might be used, the following applies:

  (i) If the version you signed provided that an MMDA Program Withdrawal limit would apply and we have not informed you that we will not enforce such a limit, Section 1 of Schedule 2 is deemed to state, in addition to the statement given in Section 4.6(c), “You may use up to six MMDA Program Withdrawals per month.”

  (ii) If the version you signed provided that an MMDA Program Withdrawal limit would not apply or we have informed you that we will not enforce such a limit, Section 1 of Schedule 2 is deemed to state, in addition to the statement given in Section 4.6(c), “No MMDA Program Withdrawal limit applies.”

  (f) If a Program Withdrawal limit applies and you exceed the six permitted Program Withdrawals from MMDAs in a month:

  (i) We may (A) transfer all the remaining funds in the MMDAs to the Root Account associated with the Custodial Account for the MMDAs or (B), if you also have a Custodial Account for DDA deposits, transfer all the remaining funds in the MMDAs to the Custodial Account for DDA deposits.

  (ii) In subsequent months we may effect either such transfer at the time of your sixth Program Withdrawal.

  (g) If you exceed the six permitted Program Withdrawals from MMDAs in multiple months, we may also make the Custodial Account for the MMDAs ineligible for Program Deposits.

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5.	Placement Feature

5.1.	Reciprocal and One-Way

  (a) If we are an FDIC-insured depository institution, we are eligible to use a feature of the DDA-MMDA Option in which, when we place deposits, we receive matching deposits placed by other participating institutions in the DDA-MMDA Option and may pay a fee to IntraFi (“Reciprocal Feature”).

  (b) Whether or not we are eligible to use the Reciprocal Feature, we are eligible to use a feature of the DDA-MMDA Option in which, when we place deposits, we do not receive matching deposits, but we and IntraFi may receive fees from Destination Institutions (“One-Way Feature”).

  (c) Section 2 of Schedule 2 provides (i) that we may use either the Reciprocal Feature or the One-Way Feature, (ii) that we will use only the Reciprocal Feature, or (iii) that we will use only the One-Way Feature.

  (d) If you signed a previous version of this Agreement identified as an ICS DPA and became a party to this amended version of the Agreement as a result of having been given notice of amendment, the following applies:

  (i) Section 2 of Schedule 2 is deemed to provide that we may use either the Reciprocal Feature or the One-Way Feature if (A) Schedule 4 to the version that you signed contained two check boxes, one stating that we might use either ICS Reciprocal or ICS One-Way and the other stating that we would use only ICS Reciprocal, and (B) the box stating that we might use either ICS Reciprocal or ICS One-Way was checked.

  (ii) Section 2 of Schedule 2 is deemed to provide that we will use only the Reciprocal Feature if (A) Schedule 4 to the version that you signed contained two check boxes, one stating that we might use either ICS Reciprocal or ICS One-Way and the other stating that we would use only ICS Reciprocal, and (B) the box stating that we would use only ICS Reciprocal was checked.

  (iii) Section 2 of Schedule 2 is deemed to provide that we will use only the One-Way Feature if Schedule 4 to the version that you signed contained no check boxes regarding the use of ICS Reciprocal or ICS One-Way.

5.2.	Placement Feature and Rate

  (a) Interest on the Deposit Accounts will be earned at the specified Interest Rate regardless of whether the Reciprocal Feature or the One-Way Feature is used.

  (b) When the Reciprocal Feature is used, the fee paid to IntraFi may affect rate determination. When the One-Way Feature is used, fees paid by Destination Institutions, or cost-of-funds rates for Destination Institutions, may affect rate determination.

  (c) If we are eligible to use the Reciprocal Feature, and you authorize us to use either the Reciprocal Feature or the One-Way Feature, we may use a feature with greater benefits to you, to us, or both.

5.3.	Placement Requirements

  (a) Under the laws of some states, governmental units may submit deposits for placement through a deposit placement network only if the placing institution is located in the state and receives matching deposits of an equal maturity, if any, and an equal amount.

  (b) If you are a state governmental unit, or if you are otherwise subject to restrictions on the placement of deposits for you, you are responsible for determining whether deposit placement in accordance with this Agreement satisfies any applicable restrictions.

6.	Daily Allocation and Depositor Control

6.1.	Daily Allocation; Review and Consent

  (a) The DDA-MMDA Option process for allocating Program Deposits, Program Withdrawals, and funds already on deposit reflects various considerations, including the need for certain Destination Institutions to receive deposits in amounts that they have placed for their own customers and possible limits on the amounts that an institution is authorized to place or a Destination Institution has agreed to receive. Applicable deposit amounts may change from day to day. Accordingly, the allocation of funds takes place each Business Day.

  (b) The set of Destination Institutions to which your funds on deposit are allocated on a Business Day, and the amount allocated to each Destination Institution, may differ from a previous Business Day’s allocation. A different allocation may involve the movement of funds from one Destination Institution to another Destination Institution, even though you do not have a Program Deposit or a Program Withdrawal. Such movements of funds will not affect the Interest Rate.

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  (c) You exercise control over the allocation of your funds through direct contact with us and through the DCP. You are responsible for reviewing the important information we provide you through the DCP, including information regarding proposed allocations that we provide each Business Day. In addition, on request at any time, we will provide you with a list of all Destination Institutions.

  (d) Although we will not allocate your funds to Destination Institutions that you exclude or reject as set forth below, you authorize and consent to the allocation of your funds at Destination Institutions that you approve, or do not exclude or reject, as set forth below.

6.2.	Destination Institution Exclusions

  (a) You may enter the name of any depository institution on a list of exclusions from eligibility to receive deposits we place for you through the DDA-MMDA Option (“Exclusions List”).

  (b) We may ask you to provide your initial Exclusions List by entering exclusions in Section 3(c) of Schedule 2 or by giving us notice of your Exclusions List in another manner we specify.

  (c) If you signed a previous version of this Agreement identified as an ICS DPA and became a party to this amended version of the Agreement as a result of having been given notice of amendment, your Exclusions List will include any depository institutions you included in your List of Exclusions in the ICS DPA unless you have subsequently removed them.

  (d) An Exclusions List will be effective within one Business Day after the first Business Day on which we have received the Exclusions List from you.

  (e)  You may add to or subtract from your Exclusions List by giving us notice in a manner we specify, if you add an exclusion in this manner, the new exclusion will be effective within one Business Day after the first Business Day on which we have received the notice from you.

6.3.	Depositor Control Panel

  (a) IntraFi will assist us in providing the DCP. The address of the Depositor Control Panel is https://www.depositorcontrol.com.

  (b) You represent that you have a computer with Internet access, an e-mail address, the ability to download and print information from the DCP, and the knowledge and experience to use an online tool for DCP functionality. In addition, you acknowledge that you must obtain and maintain all equipment and services necessary for access to the DCP.

  (c) To access the DCP, you will be required to enter your login credentials. Your initial user name will be the account number for the Root Account or such other user name as we specify. Your initial password will be the last four characters of the Depositor Identifier entered for the sole or primary Depositor on the signature page of this Agreement.

  (d) You will also be required to enter the email address you have provided to us. We will separately advise you of any additional steps required of you by security controls.

6.4.	Depositor Placement Review

  (a) Each Business Day, your aggregate principal balance that will be in Deposit Accounts after that day’s DDA-MMDA Option Settlement will be provisionally allocated to Destination Institutions. The amount allocated will reflect your Program Balance as of the last DDA-MMDA Option Settlement, plus any Program Deposit that will occur at the day’s DDA-MMDA Option Settlement, minus any Program Withdrawal that will occur at the day’s DDA-MMDA Option Settlement. The allocation may provide that previously-deposited funds will be removed from a Destination Institution and deposited in another Destination Institution.

  (b) After the provisional allocation occurs on a Business Day, but before allocation becomes final at DDA-MMDA Option Settlement, Depositor Placement Review (“DPR”) will occur through the DCP. Even if a Destination Institution is not on your Exclusions List, the final allocation that day will not allocate your funds to the Destination Institution if you reject it during DPR through the DCP. Your rejection of a Destination Institution will be effective only if you submit it before DPR ends.

  (c) The DPR period each Business Day will be as follows: 3:00 PM to 3:15 PM Eastern time. Daylight Saving Time applies when nationally in effect. We may change the DPR period by posting notice on the DCP in advance of the change.

  (d) In DPR, you will see a list of Destination institutions to which your funds are proposed to be allocated at DDA-MMDA Option Settlement later that day (“Proposed Placement List”), reflecting the provisional allocation of all your funds, including funds that will be moved from one Destination Institution to another Destination Institution. The Proposed Placement List will include the principal balance allocated to each Destination Institution. If you review

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the Proposed Placement List, and you click the approval button or you do not reject any of the Destination Institutions on the list, you will be approving the allocation and your funds will be allocated in accordance with the list.

  (e) If you reject any of the Destination Institutions on the Proposed Placement List, you will be approving allocation to Destination Institutions on the list that you do not reject. After entering rejections, if sufficient time remains in DPR, you will have the opportunity to review a list of other Destination Institutions to which your funds could be allocated (“Alternate Placement List”). If you click the approval button for the Alternate Placement List, or you do not reject any of the Destination Institutions on it, you will be approving the allocation of your funds to any of the listed Destination Institutions. If you reject any of the Destination Institutions on the Alternate Placement List, you will be approving allocation to listed Destination Institutions that you do not reject. Your funds may be allocated to any combination of Destination Institutions on the Proposed Placement List and the Alternate Placement List that you do not reject.

  (f) If the provisional allocation on a Business Day would result in funds of yours currently at a Destination Institution being moved to another Destination Institution and you reject the other Destination Institution in DPR that Business Day, the funds will not necessarily remain at the first Destination Institution. The funds will be allocated to a Destination Institution that you do not reject or returned to the Root Account.

  (g) A Destination Institution that you reject in DPR will also be added to your Exclusions List, for purposes of future allocations, within one Business Day after the Business Day on which you submit the rejection.

  (h) We do not guarantee that all your funds will be allocated to Destination Institutions on any particular day, even if they were allocated to Destination Institutions on a previous day. Exclusions and rejections of Destination Institutions may increase the chance that funds will not be allocated. If funds not yet transferred to the Deposit Accounts are not allocated to a Destination Institution on a Business Day, the funds will remain in the Root Account. If funds previously transferred to the Deposit Accounts are not allocated to a Destination Institution on a Business Day, the funds will be returned to the Root Account.

7.	FDIC Insurance Considerations

7.1.	Deposit Insurance Coverage

  (a) You may obtain information about FDIC deposit insurance coverage by visiting the FDIC website at www.fdic.gov or by contacting the FDIC by letter, email, or telephone.

  (b) All of your deposits at a Destination Institution in the same insurable capacity (whether you are acting directly or through an intermediary) will be aggregated for the SMDIA. You should add to your Exclusions List any depository institution at which you have other deposits in the same insurable capacity. Insurable capacities include, among others, individual accounts and joint accounts.

  (c) You are responsible for determining whether deposits we place for you are maintained in separate insurable capacities. Separate divisions within a corporate entity are not eligible for separate insurance coverage, and a separate TIN or other Depositor Identifier does not establish a separate insurable capacity.

  (d) We will use the Depositor Identifier to identify you, and we will place deposits for you on the understanding that you are not submitting deposits for placement under more than one Depositor Identifier in the same insurable capacity.

  (e) The requirements for FDIC deposit insurance coverage of the deposits of governmental units, including the United States government, state and local governments, the District of Columbia, and the Commonwealth of Puerto Rico, are set forth in FDIC regulations. If you are a governmental unit, you are responsible for determining whether the requirements for deposit insurance have been met. We are not responsible for losses resulting from the placement of deposits that are not eligible for FDIC deposit insurance.

  (f) Records that we maintain, or that BNY Mellon maintains for us, reflecting ownership of the Deposit Accounts will be used to establish your eligibility for deposit insurance coverage. Accordingly, you must immediately report to us any changes in ownership information so that there will be accurate information to provide to foe FDIC if a Destination Institution fails and the FDIC pays its insured deposits by cash payment. The FDIC could also require you to provide additional documentation.

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7.2.	Responsibility to Monitor Deposits; Available Information

  (a) You are responsible for monitoring the total amount of your funds at each Destination Institution in each insurable capacity to determine the extent of FDIC deposit insurance coverage available to you for deposits at that Destination Institution. You should confirm that each placement of your funds at Destination institutions is consistent with your exclusions and rejections.

  (b) You can obtain publicly available financial information on Destination Institutions from the National Information Center of the Federal Reserve System at www.fflec.gov/nicpubweb/nicweb/nichome.aspx.

7.3.	Uninsured Deposits

  (a) Although we will not place a deposit for you through the DDA-MMDA Option at any one Destination Institution in an amount that exceeds the SMDIA, a deposit that we place for you will not be eligible for FDIC insurance coverage at a Destination Institution before it becomes a deposit at the Destination Institution or after it is withdrawn from the Destination Institution.

  (i) If we are an FDIC-insured depository institution and the Root Account is eligible for FDIC insurance coverage, a deposit in the Root Account will be aggregated with your other deposits with us in the same insurable capacity for application of the SMDIA of $250,000.

  (ii) If we are a credit union the share accounts of which are insured by the National Credit Union Administration (“NCUA”) and the Root Account is a share account with us that is eligible for NCUA insurance coverage, a deposit in the Root Account will be aggregated with your other deposits with us in the same insurable capacity for application of the NCUA standard maximum share insurance amount of $250,000.

  (iii) If we are not an FDIC-insured depository institution or the Root Account is not eligible for FDIC insurance coverage, a deposit in the Root Account will not be FDIC-insured. if we are not an NCUA-insured credit union or the Root Account is not eligible for NCUA insurance coverage, a deposit in the Root Account will not be NCUA-insured.

  (b) If you cannot accept the risk of having a deposit with us that is not fully insured, you will be responsible for making arrangements with us, if we offer them, to have the deposits collateralized, protected by a properly-executed repurchase sweep arrangement, or otherwise adequately protected, in a manner consistent with applicable law. You should consult your legal advisor to determine whether a collateralization arrangement is consistent with applicable law.

  (c) If you cannot accept the risk of having a deposit with us that is not fully insured, and we do not offer arrangements of the kind described in Section 7.3(b) or we offer them but you do not make such arrangements with us, you should not submit deposits for placement through the DDA-MMDA Option.

7.4.	Deposit Insurance Payments

  (a) In case of the liquidation of, or other dosing or winding up of the affairs of, an insured depository institution, the FDIC is generally required by law to pay each insured deposit “as soon as possible,” either by cash payment or by transferring the deposit to another insured depository institution. It is possible, however, that an insurance payment could be delayed. Neither we nor any other person or entity will be obligated to advance funds to you with respect to an insurance payment or to make any payment to you in satisfaction of a loss you might incur as a result of a delay in an insurance payment.

  (b) If a Destination Institution at which we place deposits for you is dosed and the FDIC does not transfer deposits that include your funds to another insured depository institution, but will make a deposit insurance cash payment, we will cause a deposit insurance claim for your funds to be filed with the FDIC, and we will credit to you the proceeds of the deposit insurance claim that we receive for your funds, subject to any valid security interest.

  (c) If the FDIC makes a deposit insurance cash payment for a Deposit Account at a closed Destination Institution, the FDIC is required by law to pay the principal amount plus unpaid accrued interest to the date of the closing of the Destination Institution, as prescribed by law, subject to the SMDIA. No interest is earned on a Deposit Account at a Destination Institution after it closes.

  (d) If the FDIC transfers the deposits of a dosed Destination Institution to another insured depository institution, the acquiring institution may assume a Deposit Account. The acquiring institution may change the rate at which it pays interest on the assumed Deposit Account, subject to your right to withdraw the funds.

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8.	Additional Considerations

8.1.	Compare Rates

  (a) We are not acting as your investment advisor, and we are not advising you about alternative investments. You are responsible for comparing the rates of return and other features of the Deposit Accounts to other available deposit accounts and other kinds of investments before choosing placement through the DDA-MMDA Option.

  (b) The Interest Rate may be higher or lower than a cost-of-funds rate for a Destination Institution, an interest rate for another customer, or interest rates on comparable deposits available directly from us, from the Destination Institutions at which the Deposit Accounts are held, from other Destination Institutions, or from insured depository institutions that are not Destination Institutions.

8.2.	Allocation Considerations

  (a) The DDA-MMDA Option allocation process is subject to applicable law and may be affected by our objectives, IntraFi’s objectives, or both, including administrative convenience, reduction of costs, and enhancement of profits.

  (b) Participating institutions in the DDA-MMDA Option service may make compensatory payments resulting in payments to other participating institutions, or receive compensatory payments resulting from payments by other participating institutions, including compensatory payments that reflect the difference between an interest rate for deposits placed by an institution and a rate at which the receiving institution would otherwise pay interest.

8.3.	Mutual Institution Rights

  (a) Your funds may be placed in a Deposit Account at a Destination Institution that is in the mutual form of organization. Such a Deposit Account will be recorded on the records of the mutual institution in the name of the sub-custodian and not in your name. The sub-custodian will not attend or vote at any meeting of the depositor members of a mutual Institution, or exercise any subscription rights in a mutual institution’s mutual-to-stock conversion, either on its own behalf or on your behalf.

  (b) If we receive from the sub-custodian notice of a meeting of depositor members of a mutual institution or other materials or information relating to a mutual institution’s mutual-to-stock conversion, we may forward such notice, materials, or information to you. If you wish to receive such notice, materials, or information directly from the mutual institution, or if you wish to attend or vote at any meeting of the depositor members of the mutual institution or receive subscription rights, you must, before the applicable record date (a date that is usually at least one year before the mutual institution’s board of directors adopts a plan of conversion), dismiss us as your custodian and have the Deposit Account recorded on the records of the mutual institution in your name pursuant to Section 2.2.

9.	Other Provisions

9.1.	Release and Use of Identifying Information

  (a) We may provide information that identifies you (“Identifying Information”), including your name, your TIN or other Depositor Identifier, and information on your deposits, to a party that provides services in connection with the DDA-MMDA Option (“Service Provider”), including IntraFi and BNY Mellon. A Service Provider may use Identifying Information in providing services in connection with the DDA-MMDA Option.

  (b) We or a Service Provider may also provide Identifying Information to a Destination institution, but will do so only to the extent necessary to comply with a request by you or your agent or to comply with applicable law. In addition, we or a Service Provider may provide Identifying Information to the FDIC in connection with a deposit insurance claim.

  (c) Except as provided in Section 9.1(a) or Section 9.1(b), we will not provide identifying Information to any party unless we determine that (i) we are required by applicable law to do so or (ii) we are permitted by applicable law to do so and have reasonable grounds to do so to protect our own legal or business interests or the legal or business interests of IntraFi or BNY Mellon.

  (d) IntraFi may use and disclose any and all analyses, comparisons, indexes, or other data or information assembled, compiled, or otherwise developed by IntraFi, including information regarding aggregated activity of the DDA-MMDA Option depositors, as long as it does not individually identify you.

9.2.	Tax Reporting and Withholding

  (a) To the extent required by applicable law, we will file with the U.S. Internal Revenue Service (“IRS”), and furnish to you, IRS Form 1099-INT or its equivalent,

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or IRS Form 1042-S or its equivalent, for interest paid on the Deposit Accounts by the Destination Institutions.

  (b) If we are notified by the IRS that backup withholding is required for interest on the Deposit Accounts, or if we otherwise determine that we are required by applicable law to collect such backup withholding, we will collect it and pay it to the IRS.

9.3.	Liability and Dispute Resolution

  (a) We will maintain, directly or through a Service Provider, appropriate records of our placements for you. We will not place deposits for you through the DDA-MMDA Option at a Destination institution that is the subject of a then-effective exclusion on your Exclusions List, at a Destination Institution that is the subject of a then-effective rejection by you, or at a Destination Institution under one Depositor Identifier in an amount that exceeds the SMDIA.

  (b) If all or part of your deposit at a Destination Institution is uninsured because of our failure to comply with the requirements set forth in Section 9.3(a), and if the Destination Institution fails and you do not otherwise recover the uninsured portion, we will reimburse you for your documented loss of the uninsured portion that you do not otherwise recover.

  (c) Subject to our reimbursement obligation in Section 9.3(b), and except as may be otherwise required by applicable law, we will not be liable, and in no event will Intrafi or BNY Mellon be liable, to you or to any other person or entity for any loss or damage incurred or allegedly incurred in connection with this agreement. Without limiting the foregoing, we, Intrafi, and BNY Mellon will not have any liability to you or any other person or entity for: (i) any loss arising out of or relating to a cause over which we do not have direct control, including the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems, unauthorized access, theft, operator errors, government restrictions, or force majeure (e.g., earthquake, flood, severe or extraordinary weather conditions, natural disasters or other act of God, fire, acts of war, terrorist attacks, insurrection, riot, strikes, labor disputes or similar problems, accident, action of government, communications, system or power failures, or equipment or software malfunction), (ii) delay in any FDIC insurance payment, (iii) the financial condition of any Destination Institution or the accuracy of any financial information about any Destination Institution, or (iv) any special, indirect, punitive, incidental, or consequential damages (including lost profits).

  (d) Any dispute arising out of or in connection with this Agreement will be governed by the dispute resolution, arbitration, choice of law, venue, waiver of jury trial, and costs related to disputes provisions, if any, contained in the Custodial Agreement.

9.4.	Miscellaneous

  (a) This Agreement constitutes the entire agreement between you and us relating to the placement of deposits through the DDA-MMDA Option and any other matter herein, supersedes prior agreements, understandings, negotiations, representations, and proposals, whether written or oral, relating to any matter herein, and may not be amended by any oral representation or oral agreement. This Section 9.4(a) will not affect the validity of any addenda into which we have entered with you.

  (b) Schedule 1 and Schedule 2 are incorporated into and made part of this Agreement. We may amend this Agreement, including any Schedule, prospectively by giving you written notice of the amendment at least fourteen (14) days before the effective date of the amendment, which will be specified in the amendment or, if no effective date is specified in the amendment, the date that is fourteen (14) days after we give you written notice of the amendment. We may provide written notice of the amendment by means of a posting on the DCP, an entry on your account statement, an email message, or a printed letter.

  (c) Either party may terminate this Agreement on written notice to the other, but the obligations of both parties will survive with respect to any funds deposited at the time of termination. In addition, the provisions of this Section 9.4 will survive termination.

  (d) Except as provided in Section 2.2(d), this Agreement may not be assigned, in whole or in part, by either party except by operation of law or as required by applicable law, and any purported assignment in violation hereof is void.

  (e) The headings in this Agreement are not intended to describe, interpret, define, or limit the scope, meaning, or intent of this Agreement or any clause in it. Except as otherwise specified, a reference to a Section is a reference to a section of this Agreement. A reference to a Schedule is a reference to a schedule to this Agreement. The term “applicable law” refers to all applicable statutes, rules, regulations, and judicial

10	DDA-MMDA DPA - Version 2021-01

orders, whether federal, state, or local. The words “include,” “includes,” and “including” do not imply exclusion.

  (f) This Agreement and, unless otherwise provided in the Custodial Agreement, the Custodial Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. This Agreement and, unless otherwise provided in the Custodial Agreement, the Custodial Agreement will be valid, binding, and enforceable against you and us when executed by one of the following means that we accept: (i) an original manual signature, (ii) a DocuSign® eSignature or another electronic signature that we accept, or (iii) a faxed, scanned (including in a Portable Document Format or PDF document), or photocopied signature that we accept. Each DocuSign® eSignature, other electronic signature, or faxed, scanned, or photocopied signature that we accept shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original signature, and you and we waive any objection to the contrary.

The remainder of this page is intentionally left blank.

11	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Micro-Cap Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

83-2380721

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

12	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits

Formerly CDARS® and ICS® deposit products

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Micro-Cap Equity Fund

Name and title of authorized signatory (if not individual):

Raife Giovinazzo

Fuller & Thaler Principal, acting as Agent for Primary Depositor*

Signature: DocuSigned by: RAIFE GIOVINAZZO 785402DB4484483...

Depositor TIN or approved alternate identifier (and type)

83-2380721

E-mail rgiovinazzo@fullerthaler.com

Date signed: October 30, 2023 | 4:22 PM EDT

Name and title of authorized signatory (if not individual)

Fred Stanske

Fuller & Thaler Principal, acting as Agent for Primary Depositor*

Signature: DocuSigned by: FRED STANSKE 7A10B4802F924ED...

Depositor TIN or approved alternate identifier (and type)

83-2380721

E-mail fstanske@fullerthaler.com

Date signed: October 30, 2023 | 1:13 PM PDT

Name and title of authorized signatory (if not individual)

Fernando Villegas

Fuller & Thaler Principal, acting as Agent for Primary Depositor*

Signature: DocuSigned by: FERNANDO VILLEGAS 1AF9B0B28FD64C6...

Depositor TIN or approved alternate identifier (and type)

83-2380721

E-mail fvillegas@fullerthaler.com

Date signed: October 31, 2023 | 7:39 AM EDT

* The Board of Capitol Series Trust, of which Fuller & Thaler Behavioral Micro-Cap Equity Fund is a series, has designated Messrs Giovinazzo, Stanske, and Villegas, each principals of Fuller & Thaler, the investment adviser to the Fuller & Thaler Behavioral Micro-Cap Equity Fund, to serve as an agent of the Fund for purposes of this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (the "Agreement"), and has delegated to each of them only the limited authority to advise on IntraFi transactions on behalf of the Fund and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions. Messrs Giovinazzo, Stanske, and Villegas execute this Agreement only with respect to these referenced sections.

13	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Mid-Cap Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

93-1847608

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

14	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits
Formerly CDARS® and ICS® deposit products

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Mid-Cap Equity Fund
Name and title of authorized signatory (if not individual):

Raife Giovinazzo
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: RAIFE GIOVINAZZO

Depositor TIN or approved alternate identifier (and type)

93-1847608

E-mail: rgiovinazzo@fullerthaler.com

Date signed: October 30, 2023 | 4:22 PM EDT

Name and title of authorized signatory (if not individual)

Fred Stanske
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FRED STANSKE
7A10B4802F924ED...

Depositor TIN or approved alternate identifier (and type)

93-1847608

E-mail: fstanske@fullerthaler.com

Date signed: October 30, 2023 | 1:13 PM PDT

Name and title of authorized signatory (if not individual)

Fernando Villegas
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FERNANDO VILLEGAS
1AF9B0B28FD64C6...

Depositor TIN or approved alternate identifier (and type)

93-1847608

E-mail: fvillegas@fullerthaler.com

Date signed: October 31, 2023 | 7:39 AM EDT

* The Board of Capitol Series Trust, of which Fuller & Thaler Behavioral Mid-Cap Equity Fund is a series, has designated Messrs Giovinazzo, Stanske, and Villegas, each principals of Fuller & Thaler, the investment adviser to the Fuller & Thaler Behavioral Mid-Cap Equity Fund, to serve as an agent of the Fund for purposes of this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (the "Agreement"), and has delegated to each of them only the limited authority to advise on IntraFi transactions on behalf of the Fund and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions. Messrs Giovinazzo, Stanske, and Villegas execute this Agreement only with respect to these referenced sections.

15	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits
Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Mid-Cap Value Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

82-3282344

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

16	DDA-MMDA DPA - Version 2021-01

17	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits — Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Cap Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

45-2583059

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

18	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits
Formerly CDARS® and ICS® deposit products

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Cap Equity Fund
Name and title of authorized signatory (if not individual):

Raife Giovinazzo
Fuller & Thaler Principal, acting as Agent for Primary Depositor*

Signature: DocuSigned by: RAIFE GIOVINAZZO
Depositor TIN or approved alternate identifier (and type)

45-2583059
E-mail rgiovinazzo@fullerthaler.com
Date signed: October 30, 2023 | 4:22 PM EDT

Name and title of authorized signatory (if not individual)

Fred Stanske
Fuller & Thaler Principal, acting as Agent for Primary Depositor*

Signature: DocuSigned by: FRED STANSKE
7A10B4802F924ED...

Depositor TIN or approved alternate identifier (and type)

45-2583059
E-mail fstanske@fullerthaler.com
Date signed: October 30, 2023 | 1:13 PM PDT

Name and title of authorized signatory (if not individual)

Fernando Villegas
Fuller & Thaler Principal, acting as Agent for Primary Depositor*

Signature: DocuSigned by: FERNANDO VILLEGAS
1AF9B0B28FD64C6...

Depositor TIN or approved alternate identifier (and type)

45-2583059
E-mail fvillegas@fullerthaler.com
Date signed: October 31, 2023 | 7:39 AM EDT

* The Board of Capitol Series Trust, of which Fuller & Thaler Behavioral Small-Cap Equity Fund is a series, has designated Messrs Giovinazzo, Stanske, and Villegas, each principals of Fuller & Thaler, the investment adviser to the Fuller & Thaler Behavioral Small-Cap Equity Fund, to serve as an agent of the Fund for purposes of this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (the "Agreement"), and has delegated to each of them only the limited authority to advise on IntraFi transactions on behalf of the Fund and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions. Messrs Giovinazzo, Stanske, and Villegas execute this Agreement only with respect to these referenced sections.

19	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Cap Growth Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

82-3275519

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

20	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits™ | Formerly CDARS® and ICS® deposit products

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Cap Growth Fund
Name and title of authorized signatory (if not individual):

Raife Giovinazzo
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: RAIFE GIOVINAZZO
[illegible]

Depositor TIN or approved alternate identifier (and type)

82-3275519

E-mail rgiovinazzo@fullerthaler.com

Date signed: October 30, 2023 | 4:22 PM EDT

Name and title of authorized signatory (if not individual)

Fred Stanske
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FRED STANSKE
7A10B4802F924ED...

Depositor TIN or approved alternate identifier (and type)

82-3275519

E-mail fstanske@fullerthaler.com

Date signed: October 30, 2023 | 1:13 PM PDT

Name and title of authorized signatory (if not individual)

Fernando Villegas
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FERNANDO VILLEGAS
1AF9B0B28FD64C6...

Depositor TIN or approved alternate identifier (and type)

82-3275519

E-mail fvillegas@fullerthaler.com

Date signed: October 31, 2023 | 7:39 AM EDT

* The Board of Capitol Series Trust, of which Fuller & Thaler Behavioral Small-Cap Growth Fund is a series, has designated Messrs Giovinazzo, Stanske, and Villegas, each principals of Fuller & Thaler, the investment adviser to the Fuller & Thaler Behavioral Small-Cap Growth Fund, to serve as an agent of the Fund for purposes of this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (the "Agreement"), and has delegated to each of them only the limited authority to advise on IntraFi transactions on behalf of the Fund and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions. Messrs Giovinazzo, Stanske, and Villegas execute this Agreement only with respect to these referenced sections.

21	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

83-2342329

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

22	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Name and title of authorized signatory (if not individual):

Raife Giovinazzo
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: RAIFE GIOVINAZZO

Depositor TIN or approved alternate identifier (and type)

83-2342329

E-mail: rgiovinazzo@fullerthaler.com

Date signed: October 30, 2023 | 4:22 PM EDT

Name and title of authorized signatory (if not individual)

Fred Stanske
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FRED STANSKE
7A10B4802F924ED...

Depositor TIN or approved alternate identifier (and type)

83-2342329

E-mail: fstanske@fullerthaler.com

Date signed: October 30, 2023 | 1:13 PM PDT

Name and title of authorized signatory (if not individual)

Fernando Villegas
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FERNANDO VILLEGAS
1AF9B0B28FD64C6...

Depositor TIN or approved alternate identifier (and type)

83-2342329

E-mail: fvillegas@fullerthaler.com

Date signed: October 31, 2023 | 7:39 AM EDT

* The Board of Capitol Series Trust, of which Fuller & Thaler Behavioral Small-Mid Core Equity Fund is a series, has designated Messrs Giovinazzo, Stanske, and Villegas, each principals of Fuller & Thaler, the investment adviser to the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, to serve as an agent of the Fund for purposes of this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (the "Agreement"), and has delegated to each of them only the limited authority to advise on IntraFi transactions on behalf of the Fund and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions. Messrs Giovinazzo, Stanske, and Villegas execute this Agreement only with respect to these referenced sections.

23	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: TriState Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Unconstrained Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Depositor TIN or approved alternate identifier (and type):

83-2321423

Email: mmiller@ultimusfundsolutions

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (andtype):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

24	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits
Formerly CDARS® and ICS® deposit products

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Unconstrained Equity Fund
Name and title of authorized signatory (if not individual):

Raife Giovinazzo
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: RAIFE GIOVINAZZO

Depositor TIN or approved alternate identifier (and type)

83-2321423

E-mail: rgiovinazzo@fullerthaler.com

Date signed: October 30, 2023 | 4:22 PM EDT

Name and title of authorized signatory (if not individual)

Fred Stanske
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FRED STANSKE
7A10B4802F924ED...

Depositor TIN or approved alternate identifier (and type)

83-2321423

E-mail: fstanske@fullerthaler.com

Date signed: October 30, 2023 | 1:13 PM PDT

Name and title of authorized signatory (if not individual)

Fernando Villegas
Fuller & Thaler Principal, acting as
Agent for Primary Depositor*

Signature: DocuSigned by: FERNANDO VILLEGAS
1AF9B0B28FD64C6...

Depositor TIN or approved alternate identifier (and type)

83-2321423

E-mail: fvillegas@fullerthaler.com

Date signed: October 31, 2023 | 7:39 AM EDT

* The Board of Capitol Series Trust, of which Fuller & Thaler Behavioral Unconstrained Equity Fund is a series, has designated Messrs Giovinazzo, Stanske, and Villegas, each principals of Fuller & Thaler, the investment adviser to the Fuller & Thaler Behavioral Unconstrained Equity Fund, to serve as an agent of the Fund for purposes of this IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement (the "Agreement"), and has delegated to each of them only the limited authority to advise on IntraFi transactions on behalf of the Fund and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions. Messrs Giovinazzo, Stanske, and Villegas execute this Agreement only with respect to these referenced sections.

25	DDA-MMDA DPA - Version 2021-01

IntraFi Network Deposits | Formerly CDARS® and ICS® deposit products

Schedule 1 to IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement

Program Deposits and Program Withdrawals

This **Schedule 1** is part of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement ("*Agreement*"). Terms not defined in this Schedule 1 have the meanings, if any, assigned elsewhere in the Agreement.

1. Specified Terms

The Same-Day Deposit Cutoff Time is as follows:

01:00 (insert time)	[ ] AM [X] PM (check AM or PM)	[X] Eastern [ ] Central [ ] Mountain [ ] Pacific (check time zone)

Daylight Saving Time applies when nationally in effect unless checked here [ ]

2. Program Deposits

(a) The Triggering Event for a Regular Program Deposit is a Regular Program Deposit request by you that we receive and accept. Subject to the terms and conditions of this Agreement, if such a Triggering Event occurs, we will transfer the requested amount to the Deposit Accounts at DDA-MMDA Option Settlement on the next Business Day.

(b) The Triggering Event for a Same-Day Program Deposit is a Same-Day Program Deposit request by you that we receive and accept before the Same-Day Deposit Cutoff Time on a Business Day. Subject to the terms and conditions of this Agreement, if such a Triggering Event occurs, we will transfer the requested amount to the Deposit Accounts at DDA-MMDA Option Settlement later on the same Business Day.

(c) If a Triggering Event for a Program Deposit occurs, we may debit the Root Account and credit a holding account before the transfer of funds to the Deposit Accounts occurs at DDA-MMDA Option Settlement.

3. Program Withdrawals

(a) The Triggering Event for a Regular Program Withdrawal is a Regular Program Withdrawal request by you that we receive and accept. Subject to the terms and conditions of this Agreement, if such a Triggering Event occurs, we will transfer the requested amount from the Deposit Accounts at DDA-MMDA Option Settlement on the next Business Day.

(b) The Triggering Event for a Same-Day Program Withdrawal is a Same-Day Program Withdrawal request by you that we receive and accept before the Same-Day Withdrawal Cutoff Time on a Business Day. Subject to the other terms and conditions of this Agreement, if such a Triggering Event occurs, we will transfer the requested amount from your Deposit Accounts at ICS Settlement later the same Business Day.

(c) Subject to the terms and conditions of this Agreement, and subject to the rules and cutoff times that otherwise apply to root accounts with us, we may in our discretion advance funds to you in anticipation of a Program Withdrawal to honor your debit transactions in the Root Account so long as the sum of your Root Account balance and your balance in the Deposit Accounts of the applicable type, after taking into account any pending Program Deposits and any pending Program Withdrawals, is not less than zero. We may do so even if the amount of the debit transaction exceeds your Root Account balance. You will owe us any amounts that we credit as advances in anticipation of a Program Deposit and we will retain those amounts from the funds we receive at DDA-MMDA Option Settlement.

(d) If a Triggering Event for a Program Withdrawal occurs, we may credit the Root Account and debit a holding account before the transfer of funds from the Deposit Accounts occurs at DDA-MMDA Option Settlement.

S1-1 DDA-MMDA DPA Schedule 1 T3 - Version 2021-01

IntraFi Network Deposits
Formerly CDARS® and ICS® deposit products

Schedule 2 to IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement

Account Type, Placement Feature, and Exclusions

This **Schedule 2** is part of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement ("*Agreement*"). Terms not defined in this Schedule 2 have the meanings, if any, assigned elsewhere in the Agreement.

1. Account Type

☐ We will place deposits for you in DDAs.

☐ We will place deposits for you in MMDAs.

☑ We may place deposits for you in DDAs or in MMDAs.

(Check one above.)

→

☑ No per-month MMDA Program Withdrawal limit applies.

(If MMDAs will or may be used, check one above.)

2. Placement Feature

☐ We may use the Reciprocal Feature, the One-Way Feature, or both in placing deposits for you.

(Check one above.)

3. Exclusions

(a) You may place depository institutions on your Exclusions List by identifying them in the list below, unless we specify another means by which you will provide your Exclusions List.

(b) The Exclusions List should include the city and state of the depository institution's main office (rather than the city and state of a branch location). The Exclusions List may also include the institution's FDIC certificate number or transit routing number. If you do not list any exclusions enter "none" under Name of Institution on the first line (but your signature after a blank list will constitute your acknowledgment that you have not listed any exclusions).

S2-1 DDA-MMDA DPA Schedule 2 - Version 2021-01

IntraFi Network Deposits
Formerly CDARS® and ICS® deposit products

(c) Exclusions List:

Name of Depository Institution	City and State	FDIC Certificate or Routing Number
***SEE ATTACHED LIST		

(Add lines if necessary.)

DocuSigned by:
Matthew J Miller
Signature of sole or primary Depositor

S2-2 DDA-MMDA DPA Schedule 2 - Version 2021-01

ICS Bank Exclusions - Fuller Thaler Funds

Institution Name	FDIC Certificate Number
BANK OZK	110
SEACOAST NATIONAL BANK	131
WASHINGTON STATE BANK	214
MANUFACTURERS AND TRADERS TRUST CO	588
JPMORGAN CHASE BANK	628
THE BANK OF NEW YORK MELLON	639
ORRSTOWN BANK	713
COMERICA BANK	983
MIDLAND STATES BANK	1040
AMERICAN BANK & TRUST	1117
VISTA BANK	1210
EVOLVE BANK & TRUST	1299
CITIZENS ALLIANCE BANK	1402
SOUTHERN BANCORP BANK	1528
THE BANK OF MISSOURI	1617
BANK OF CHEROKEE COUNTY	2327
ROCKY MOUNTAIN BANK & TRUST	3019
INDEPENDENT BANK	3076
MAPLEMARK BANK	3182
TITAN BANK, N.A.	3225
SIMMONS BANK	3890
FIRST BANK & TRUST	3973
FIRST DAKOTA NATIONAL BANK	4028
SPIRITBANK	4048
SECURITY BANK	4178
BOKF, NATIONAL ASSOCIATION	4214
CAPITAL ONE, NA	4297
PONY EXPRESS BANK	4526
THE FIRST NATIONAL BANK OF HUTCHINSON	4697
DREAM FIRST BANK, N.A.	4779
SOUTHWEST NATIONAL BANK	4801
FIRST UNITED BANK & TRUST	4857
FIRST HORIZON BANK	4977
STAR BANK	5095
ASSOCIATED BANK, N.A.	5296
FIRST NATIONAL COMMUNITY BANK	5357
HERRING BANK	5568
STATE BANK OF THE LAKES, N.A.	5744
GERMAN-AMERICAN STATE BANK	5749
FIRST PREMIER BANK	6085
U.S. BANK NATIONAL ASSOCIATION	6548
THE HUNTINGTON NATIONAL BANK	6560
DIME COMMUNITY BANK	6976
THE DAKOTA WESTERN BANK	8637
AMERICAN HERITAGE NATIONAL BANK	8843
MIDWEST REGIONAL BANK	8889

ICS Bank Exclusions - Fuller Thaler Funds

SECURITY STATE BANK OF OKLAHOMA	8980
OSGOOD STATE BANK	9137
VALLEY NATIONAL BANK	9396
CHOICE FINANCIAL GROUP	9423
ROCKLAND TRUST COMPANY	9712
TRUIST BANK	9846
OAKWOOD BANK	10334
ARCADIAN BANK	10561
PINNACLE BANK	10634
DUNDEE BANK	10643
STEARNS BANK N.A.	10988
PEAPACK-GLADSTONE BANK	11035
HORICON STATE BANK	11236
CENTENNIAL BANK	11241
INBANK	11492
LIBERTY NATIONAL BANK	11522
CENTRAL BANK ILLINOIS	11670
CADENCE BANK	11813
UNITED STATE BANK	12214
LEA COUNTY STATE BANK	12259
RENASANT BANK	12437
THE PEOPLES BANK	12531
THE CENTRAL TRUST BANK	12633
FIRST FARMERS BANK & TRUST CO.	12839
UNION BANK & TRUST	13421
DAYSPRING BANK	13622
FIRST STATE BANK NEBRASKA	13868
CNB BANK	13876
FIRST GUARANTY BANK	14028
COUNTY NATIONAL BANK	14073
VALLEY STATE BANK	14345
HILLS BANK AND TRUST COMPANY	14650
INDUSTRIAL BANK	14679
DMB COMMUNITY BANK	14769
LAKE RIDGE BANK	15091
FIRST BUSINESS BANK	15229
FRONTIER BANK	15545
WEST BANK	15614
FUSION BANK	15899
PCSB BANK	15995
WAUKESHA STATE BANK	16160
STOCKMAN BANK OF MONTANA	16191
BUSEY BANK	16450
CCB COMMUNITY BANK	16595
THE PADUCAH BANK AND TRUST COMPANY	16664
FARMERS AND MERCHANTS BANK	16810
UNITED COMMUNITY BANK	16889

ICS Bank Exclusions - Fuller Thaler Funds

UMPQUA BANK	17266
FIRST STATE COMMUNITY BANK	17323
PLAINSCAPITAL BANK	17491
KEYBANK NATIONAL ASSOCIATION	17534
BANK OF PRAIRIE VILLAGE	17671
GORHAM SAVINGS BANK	17748
ANDROSCOGGIN SAVINGS BANK	17751
CENTREVILLE BANK	17764
BROOKLINE BANK	17798
TEXAS BANK AND TRUST COMPANY	17842
FRANKLIN BANK & TRUST COMPANY	17937
CLAREMONT SAVINGS BANK	18038
ION BANK	18198
NORTHWEST COMMUNITY BANK	18229
NORTHERN BANK & TRUST COMPANY	18266
HAWAII NATIONAL BANK	18296
REGIONAL MISSOURI BANK	18385
CUSB BANK	18443
CATHAY BANK	18503
FIRST SERVICE BANK	18519
MANUFACTURERS BANK	18618
CEDAR RAPIDS STATE BANK	18820
RIVER CITY BANK	18983
FIRST WESTERN BANK & TRUST	19123
HERITAGE BANK NATIONAL ASSOCIATION	19254
AMERICAN NATIONAL BANK	19300
REPUBLIC BANK OF CHICAGO	19333
CTBC BANK CORP	19416
BAC COMMUNITY BANK	19434
MACHIAS SAVINGS BANK	19531
TEXAS BANK	19559
BELL BANK	19581
NORTHEAST BANK	19690
KS STATEBANK	19899
ISRAEL DISCOUNT BANK OF NEW YORK	19977
FIRST INDEPENDENCE BANK	20179
CITY NATIONAL BANK OF FLORIDA	20234
AMERICAN BANK, NATIONAL ASSOCIATION	20241
THE BANK OF TAMPA	21031
AMERICAN BANK, NATIONAL ASSOCIATION	21567
GRAND BANK	22065
THE COFFEE COUNTY BANK	22090
LEGACY BANK & TRUST COMPANY	22319
AMERICAN NATIONAL BANK & TRUST	22373
AMERANT BANK, N.A.	22953
FIRST FIDELITY BANK	23473
THE WASHINGTON TRUST COMPANY OF WESTERLY	23623

ICS Bank Exclusions - Fuller Thaler Funds

VAST BANK, N.A.	23737
STATE BANK OF INDIA (CALIFORNIA)	23998
PACIFIC WESTERN BANK	24045
FIRST CREDIT BANK	24332
BANK OF NEW ENGLAND	24540
COMMUNITY NATIONAL BANK	24897
CITY BANK	25103
RIO BANK	25886
PACIFIC NATIONAL BANK	26299
AMERICAN NATIONAL BANK OF MINNESOTA	26499
BANK OF HOPE	26610
GREEN BELT BANK & TRUST	26760
SOFI BANK, NA	26881
ST CHARLES BANK & TRUST COMPANY, NA	27052
ENTERPRISE BANK & TRUST	27237
REPUBLIC BANK	27332
ENTERPRISE BANK AND TRUST COMPANY	27408
LAKE FOREST BANK & TRUST CO,N.A.	27589
NORTHWEST BANK	28178
KEARNY BANK	28765
FIRST FINANCIAL NORTHWEST BANK	29058
NEXBANK	29209
WASHINGTON FINANCIAL BANK	29520
PREMIER BANK	29845
PATHWARD, NATIONAL ASSOCIATION	30776
GLACIER BANK	30788
FIRST FEDERAL BANK	31313
EAST WEST BANK	31628
LUTHER BURBANK SAVINGS	32178
HOMESTREET BANK	32489
FLAGSTAR BANK, N.A.	32541
BANK OF MARIN	32779
CIBC BANK USA	33306
PREFERRED BANK	33539
INTERNATIONAL BANK OF CHICAGO	33708
WHEATON BANK & TRUST CO., N.A.	33803
HINSDALE BANK & TRUST COMPANY, N.A.	33849
WINTRUST BANK, N.A.	33935
VILLAGE BANK AND TRUST, N.A.	34011
LIBERTYVILLE BANK & TRUST CO., N.A.	34073
BANK RHODE ISLAND	34147
PLATTE VALLEY BANK	34211
CFG COMMUNITY BANK	34294
TEXAS CAPITAL BANK	34383
PREMIER BANK	34384
BARRINGTON BANK & TRUST COMPANY, NA	34395
CUSTOMERS BANK	34444

ICS Bank Exclusions - Fuller Thaler Funds

MERRICK BANK	34519
ENCORE BANK	34562
MVB BANK, INC	34603
CRYSTAL LAKE BANK & TRUST CO, NA	34681
WEX BANK	34697
METROPOLITAN COMMERCIAL BANK	34699
TOWN BANK, N.A.	34717
EAGLEBANK	34742
EVERBANK	34775
PREMIER BANK	34849
COGENT BANK	34908
NBKC BANK	35014
SAUK VALLEY BANK & TRUST COMPANY	35131
STATE BANK	35169
CITIZENS FIRST BANK	35477
BANC OF CALIFORNIA	35498
NORTH STATE BANK	35519
FIRST CAROLINA BANK	35530
AXOS BANK	35546
PINNACLE BANK	35583
NICOLET NATIONAL BANK	57038
GEORGIA BANKING COMPANY	57071
NORTHBROOK BANK & TRUST CO., N.A.	57082
SCHAUMBURG BANK & TRUST CO., N.A	57103
COMMERCEWEST BANK	57176
SANIBEL CAPTIVA COMMUNITY BANK	57425
PATHFINDER BANK	57497
WESTERN ALLIANCE BANK	57512
FALCON NATIONAL BANK	57603
FIRST WESTERN TRUST BANK	57607
REDWOOD CAPITAL BANK	57610
FORBRIGHT BANK	57614
1ST SECURITY BANK OF WASHINGTON	57633
VERITEX COMMUNITY BANK	57665
EMPIRE STATE BANK	57672
AMERICAN COMMERCE BANK, NA	57686
BEVERLY BANK & TRUST CO., N.A.	57701
SUMMIT BANK	57706
MERIDIAN BANK	57777
TRUXTON TRUST COMPANY	57825
CONNECTONE BANK	57919
PRIME ALLIANCE BANK	57920
CITIZENS BANK, NATIONAL ASSOCIATION	57957
SUNRISE BANK	58029
ECLIPSE BANK, INC.	58049
TRADITION CAPITAL BANK	58057
METRO CITY BANK	58181

ICS Bank Exclusions - Fuller Thaler Funds

PROVIDENCE BANK	58239
REPUBLIC BANK OF ARIZONA	58271
OLD PLANK TRAIL COMM. BANK, N.A.	58314
INVESTAR BANK	58316
CENTRAL BANK	58377
UNIBANK	58407
CROSS RIVER BANK	58410
CORNERSTONE COMMUNITY BANK	58411
TRISTATE CAPITAL BANK	58457
AMERICAN PLUS BANK, N.A.	58469
BANK OF CENTRAL FLORIDA	58479
FIRST BANK	58481
FINEMARK NATIONAL BANK & TRUST	58486
FLUSHING BANK	58564
CALIFORNIA BANK OF COMMERCE	58583
FIRST FOUNDATION BANK	58647
CROSSFIRST BANK	58648
SETTLERS BEST CREDIT UNION	58651
LOCUS BANK	58658
LIVE OAK BANKING COMPANY	58665
THIRD COAST BANK, SSB	58716
FIELDPOINT PRIVATE BANK & TRUST	58741
BANKUNITED	58979
ENDEAVOR BANK	59099
PIERMONT BANK	59154
PEOPLESBANK	90213
WINCHESTER SAVINGS BANK	90308

Custodial Agreement

You, the undersigned, enter into this Custodial Agreement (“Agreement”) with the following financial institution (“we” or “us”):

TriState Capital Bank

1. Pursuant to this Agreement, you authorize us to hold and act as your custodian with respect to all deposit accounts, including all time deposits, money market deposit accounts, and demand deposit accounts, issued or established pursuant to the IntraFi Network Deposits CD Deposit Placement Agreement, the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, or a predecessor agreement (“Deposit Accounts”) for funds of yours placed as deposits through the IntraFiSM Network DepositsSM CD Option (“CD Option”), formerly known as CDARS®, or the IntraFi Network Deposits DDA-MMDA Option (“DDA-MMDA Option”), formerly known as ICS®, and all your security entitlements and other related interests and assets with respect to the Deposit Accounts (“Related Entitlements”). The custodial account in which we will hold the Deposit Accounts and Related Entitlements (“Custodial Account”) comprises all the CD Option and DDA-MMDA Option custodial accounts that we maintain for you.

2. As your custodian, we may (i) cause the Deposit Accounts to be titled in our name or in the name of our sub-custodian, (ii) collect for your account all interest and other payments of income or principal pertaining to the Deposit Accounts, (iii) endorse on your behalf any check or other instrument received for your account that requires endorsement, (iv) in accordance with your instructions or those of your duly authorized agent, deposit your funds in, or withdraw your funds from, the Deposit Accounts, (v) in accordance with your instructions, or those of your duly authorized agent deliver or transfer funds from another account with us to the Deposit Accounts or deliver or transfer funds from the Deposit Accounts to another account with us, (vi) for Deposit Accounts that are time deposits, surrender for payment for your account maturing CDs and those for which early withdrawal is requested, (vii) execute and deliver or file on your behalf all appropriate receipts and releases and other instruments, including whatever certificates may be required from custodians or may be necessary to obtain exemption from taxes and to name you when required for the purpose of the instrument, and (viii) take such other actions as are customary or necessary to effectuate the purposes of this Agreement.

3. For purposes of Article 8 of the Uniform Commercial Code in applicable state law (“UCC”), we will act as your securities intermediary for, and will treat as financial assets, any Deposit Accounts and Related Entitlements that we hold for you pursuant to this Agreement. The Custodial Account will be a securities account, as defined in the UCC.

4. We may comply with any writ of attachment, execution, garnishment, tax levy, restraining order, subpoena, warrant, or other legal process that we believe (correctly or otherwise) to be valid. We may notify you of such process by telephone, electronically, or in writing. If we are not fully reimbursed for records research, imaging, photocopying, and handling costs by the party that served the process, we may charge such costs to your account, in addition to any minimum fee we charge for complying with legal processes.

5. We may honor any legal process that is served personally, by mail, or by electronic mail or facsimile transmission at any of our offices or an office of our agent (including locations other than where the funds, records, or property sought is held), even if the law requires personal delivery at the office where your account or records are maintained.

6. We will have no liability to you for any non-negligent good-faith act or omission by us in connection with this Agreement. You agree to indemnify us and our sub-custodian, and to hold us and our sub-custodian harmless from, all expenses (including counsel fees), liabilities, and claims arising out of any good-faith act or omission by us in connection with this Agreement or compliance with any legal process relating to the Custodial Account that we believe (correctly or otherwise) to be valid. You agree to pay any service charges that we impose on the Custodial Account.

1	CAT - Version 2021-01

7. You may be an individual in an individual capacity, more than one individual in a joint capacity, or a trust, partnership, corporation, or other legal entity. We may accept instructions on your behalf from any individual who signs this Agreement as or on behalf of a Depositor and from any of the following individuals:

Name	Title or Legal Capacity
Matthew J Miller	President and Principal Executive Officer, Capitol Series Trust
Fred Stanske	F&T Principal, acting as Trust Agent*
Raife Giovinazzo	F&T Principal, acting as Trust Agent*
Fernando Villegas	F&T Principal, acting as Trust Agent*
Christie Sau Cheung	Agency Securities Lending
Thomas Ryan	Agency Securities Lending
Kaori Konishi	Agency Securities Lending
Colin Patrick McCarney	Agency Securities Lending
J. Thomas Zamecnik	Agency Securities Lending
Matthew Ryan Russo	Agency Securities Lending
Joji Yoshino	Agency Securities Lending

*	The Board of Trustees of Capitol Series Trust has designated and authorized the three principals of Fuller & Thaler listed above, Raife Giovinazzo, Fred Stanske, and Fernando Villegas, to serve as agents of the Trust for purposes of this Agreement and the accompanying IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, and has delegated to them only the limited authority to advise on IntraFi transactions on behalf of the Companies and to perform the functions specified in section 6 – 8 of the IntraFi Network Deposits DDA-MMDA Deposit Placement Agreement, including the execution of transactions and approvals attendant to those functions.

(Add lines if necessary.)

The remainder of this page is intentionally left blank.

2	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Micro-Cap Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

83-2380721

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______

Depositor TIN or approved alternate identifier (and type):

______

Email: ______

Date signed: ______

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______

Depositor TIN or approved alternate identifier (and type):

______

Email: ______

Date signed: ______

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

3	CAT - Version 2021-01

4	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Mid-Cap Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

93-1847608

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature:

Depositor TIN or approved alternate identifier (and type):

Email:

Date signed:

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

5	CAT - Version 2021-01

6	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Mid-Cap Value Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

82-3282344

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: __________

Depositor TIN or approved alternate identifier (and type):

____

Email: __________

Date signed: __________

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: __________

Depositor TIN or approved alternate identifier (and type):

____

Email: __________

Date signed: __________

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

7	CAT - Version 2021-01

8	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Cap Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

45-2583059

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ____________________

Depositor TIN or approved alternate identifier (and type):

____

Email: ____________________

Date signed: ____________________

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ____________________

Depositor TIN or approved alternate identifier (and type):

____

Email: ____________________

Date signed: ____________________

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

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10	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Cap Growth Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

82-3275519

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______

Depositor TIN or approved alternate identifier (and type):

______

Email: ______

Date signed: ______

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______

Depositor TIN or approved alternate identifier (and type):

______

Email: ______

Date signed: ______

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

11	CAT - Version 2021-01

12	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

83-2342329

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______________________

Depositor TIN or approved alternate identifier (and type):

____

Email: ______________________

Date signed: ______________________

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______________________

Depositor TIN or approved alternate identifier (and type):

____

Email: ______________________

Date signed: ______________________

(Add signature lines as needed.)

See next page for additional authorized signatories of
Sole or Primary Distributor

13	CAT - Version 2021-01

14	CAT - Version 2021-01

By signing below, you ("*Depositor*") and we ("*Relationship Institution*") agree to be legally bound by this Custodial Agreement, effective when you and we have signed it. If the Custodial Account will be a joint account, each owner of the Custodial Account must sign this Agreement.

RELATIONSHIP INSTITUTION

Institution: Tristate Capital Bank

Signature: DocuSigned by: Troy W. Elphinstone C4B8960AD4734E1...

Name and title of authorized signatory:

Troy Elphinstone,

National Deposits

Date signed: October 31, 2023 | 8:12 AM PDT

SOLE OR PRIMARY DEPOSITOR

Depositor: Fuller & Thaler Behavioral Unconstrained Equity Fund

Signature: DocuSigned by: Matthew J Miller 07E48EE385CD4F1...

Name and title of authorized signatory (if not individual):

Matthew J Miller,

President & Principal Executive Officer, Capitol Series Trust

Depositor TIN or approved alternate identifier (and type):

83-2321423

Email: mmiller@ultimusfundsolutions.com

Date signed: October 27, 2023 | 8:29 AM PDT

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______________________

Depositor TIN or approved alternate identifier (and type):

____

Email: ______________________

Date signed: ______________________

ADDITIONAL DEPOSITOR (FOR JOINT ACCOUNT)

Depositor: N/A

Signature: ______________________

Depositor TIN or approved alternate identifier (and type):

____

Email: ______________________

Date signed: ______________________

(Add signature lines as needed.)

See next page for additional authorized signatories of Sole or Primary Distributor

15	CAT - Version 2021-01

16	CAT - Version 2021-01

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED.
Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT

☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047519 and 120047527
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Micro-Cap Equity Fund
*CUSTOMER NAME

*PHONE NUMBER

225 PICTORIA DR STE 450 CINCINNATI OH 45246
*CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

XX-XXX0721
SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase
*BENEFICIARY BANK NAME

021000021
*BENEFICIARY BANK ABA#

BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY ACCOUNT NUMBER

ADDITIONAL BENEFICIARY BANK INFORMATION

REF: S/L A/C Fuller & Thaler Behavioral Micro-Cap Equity Fund
FOR FURTHER CREDIT TO

ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

(See instructions on page 2)

Mitsubishi UFJ Trust & Banking Corp, NY Branch
*BENEFICIARY NAME

304-296279
*BENEFICIARY ACCOUNT NUMBER

*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME

INTERMEDIARY BANK ACCOUNT NUMBER

INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

ADDITIONAL INTERMEDIARY BANK INFORMATION

FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E48EE385CD4F1...
SIGNATURE

October 27, 2023 | 8:29 AM PDT
DATE

SIGNATURE

DATE

SIGNATURE

DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED. COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ______________________)
) SS:
COUNTY OF ______________________)

On this, the ________ day of ______________________, 20_____, before me, a Notary Public, the undersigned officer, personally appeared ______________________, ______________________, and ______________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank**, Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED REVIEWER INITIALS PROCESSOR INITIALS

TERMINATION DATE PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

WTI 090420

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED. Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT ☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047634 and 120047642
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Mid-Cap Equity Fund
*CUSTOMER NAME

*PHONE NUMBER

225 PICTORIA DR STE 450 CINCINNATI OH 45246
*CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

XX-XXX7608
SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase
*BENEFICIARY BANK NAME

021000021
*BENEFICIARY BANK ABA#

BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY ACCOUNT NUMBER

ADDITIONAL BENEFICIARY BANK INFORMATION

REF: S/L A/C Fuller & Thaler Behavioral Mid-Cap Equity Fund
FOR FURTHER CREDIT TO

ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

Mitsubishi UFJ Trust & Banking Corp, NY Branch
*BENEFICIARY NAME

304-296279
*BENEFICIARY ACCOUNT NUMBER

*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME

INTERMEDIARY BANK ACCOUNT NUMBER

INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

ADDITIONAL INTERMEDIARY BANK INFORMATION

FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E46EE385CD4F1...
SIGNATURE

October 27, 2023 | 8:29 AM PDT
DATE

SIGNATURE

DATE

SIGNATURE

DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED. COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ______________________)
) SS:
COUNTY OF ______________________)

On this, the __________ day of ______________________, 20______, before me, a Notary Public, the undersigned officer, personally appeared ______________________, ______________________, and ______________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank,** Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED REVIEWER INITIALS PROCESSOR INITIALS

TERMINATION DATE PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED. Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT ☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047535 and 120047543
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Mid-Cap Value Fund
*CUSTOMER NAME

*PHONE NUMBER

225 PICTORIA DR STE 450 CINCINNATI OH 45246
*CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

XX-XXX2344
SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase
*BENEFICIARY BANK NAME

021000021
*BENEFICIARY BANK ABA#

BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY ACCOUNT NUMBER

ADDITIONAL BENEFICIARY BANK INFORMATION

REF: S/L A/C Fuller & Thaler Behavioral Mid-Cap Value Fund
FOR FURTHER CREDIT TO

ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

Mitsubishi UFJ Trust & Banking Corp, NY Branch
*BENEFICIARY NAME

304-296279
*BENEFICIARY ACCOUNT NUMBER

*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME

INTERMEDIARY BANK ACCOUNT NUMBER

INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

ADDITIONAL INTERMEDIARY BANK INFORMATION

FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E48EE385CD4F1...
SIGNATURE

October 27, 2023 | 8:29 AM PDT
DATE

SIGNATURE

DATE

SIGNATURE

DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED. COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ______________________)
) SS:
COUNTY OF ______________________)

On this, the ________ day of ______________, 20_____, before me, a Notary Public, the undersigned officer, personally appeared ______________________, ______________________, and ______________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE | TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank**, Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED | REVIEWER INITIALS | PROCESSOR INITIALS

TERMINATION DATE | PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

WTI 090420

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED. Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT
☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047550 and 120047568
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Small-Cap Equity Fund
*CUSTOMER NAME

*PHONE NUMBER

225 PICTORIA DR STE 450 CINCINNATI OH 45246
*CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

XX-XXX3059
SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase
*BENEFICIARY BANK NAME

021000021
*BENEFICIARY BANK ABA#

BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY ACCOUNT NUMBER

ADDITIONAL BENEFICIARY BANK INFORMATION

REF: S/L A/C Fuller & Thaler Behavioral Small-Cap Equity Fund
FOR FURTHER CREDIT TO

ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

Mitsubishi UFJ Trust & Banking Corp, NY Branch
*BENEFICIARY NAME

304-296279
*BENEFICIARY ACCOUNT NUMBER

*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME

INTERMEDIARY BANK ACCOUNT NUMBER

INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

ADDITIONAL INTERMEDIARY BANK INFORMATION

FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E48EE385CD4F1...
SIGNATURE

October 27, 2023 | 8:29 AM PDT
DATE

SIGNATURE

DATE

SIGNATURE

DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED. COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ______________________)
) SS:
COUNTY OF ______________________)

On this, the ________ day of ______________________, 20_____, before me, a Notary Public, the undersigned officer, personally appeared ______________________, ______________________, and ______________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE

TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank**, Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED | REVIEWER INITIALS | PROCESSOR INITIALS

TERMINATION DATE | PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

WTI 090420

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED.
Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT ☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047576 and 120047584
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Small-Cap Growth Fund *CUSTOMER NAME	 *PHONE NUMBER
225 PICTORIA DR STE 450 CINCINNATI OH 45246 *CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY	XX-XXX5519 SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase *BENEFICIARY BANK NAME	021000021 *BENEFICIARY BANK ABA#
BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY	BENEFICIARY ACCOUNT NUMBER
ADDITIONAL BENEFICIARY BANK INFORMATION	
REF: S/L A/C Fuller & Thaler Behavioral Small-Cap Growth Fund FOR FURTHER CREDIT TO	ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

Mitsubishi UFJ Trust & Banking Corp, NY Branch *BENEFICIARY NAME	304-296279 *BENEFICIARY ACCOUNT NUMBER
*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY	BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME	INTERMEDIARY BANK ACCOUNT NUMBER
INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY	
ADDITIONAL INTERMEDIARY BANK INFORMATION	FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E46EE385CD4F1...

Matthew J Miller SIGNATURE	October 27, 2023 | 8:29 AM PDT DATE
SIGNATURE	DATE
SIGNATURE	DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED. COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ______________________)
) SS:
COUNTY OF ______________________)

On this, the ________ day of ________________, 20_____, before me, a Notary Public, the undersigned officer, personally appeared ______________________, and ______________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank**, Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED REVIEWER INITIALS PROCESSOR INITIALS

TERMINATION DATE PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

WTI 090420

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED. Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT ☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047592 and 120047600
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
*CUSTOMER NAME

*PHONE NUMBER

225 PICTORIA DR STE 450 CINCINNATI OH 45246
*CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

XX-XXX2329
SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase
*BENEFICIARY BANK NAME

021000021
*BENEFICIARY BANK ABA#

BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY ACCOUNT NUMBER

ADDITIONAL BENEFICIARY BANK INFORMATION

REF: S/L A/C Fuller & Thaler Behavioral Small-Mid Core Equity Fund
FOR FURTHER CREDIT TO

ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

Mitsubishi UFJ Trust & Banking Corp, NY Branch
*BENEFICIARY NAME

304-296279
*BENEFICIARY ACCOUNT NUMBER

*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME

INTERMEDIARY BANK ACCOUNT NUMBER

INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

ADDITIONAL INTERMEDIARY BANK INFORMATION

FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E48EE385CD4F1...
SIGNATURE

October 27, 2023 | 8:29 AM PDT
DATE

SIGNATURE

DATE

SIGNATURE

DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED. COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ______________________)
) SS:
COUNTY OF ______________________)

On this, the ________ day of ________________, 20_____, before me, a Notary Public, the undersigned officer, personally appeared ______________________, ______________________, and ______________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE | TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank**, Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED | REVIEWER INITIALS | PROCESSOR INITIALS

TERMINATION DATE | PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

WTI 090420

Wire Transfer Standing Instructions
Page 1 of 3

TRISTATE CAPITAL

WIRE TRANSFER STANDING INSTRUCTIONS

REQUIRED INFORMATION IS NOTED WITH AN ASTERISK (*). INCOMPLETE REQUESTS MAY BE DELAYED OR NOT PROCESSED.
Please see page 2 for applicable terms and conditions.

1 *TRISTATE CAPITAL ACCOUNT *(Select applicable box.)*

■ TRISTATE CAPITAL DEPOSIT ACCOUNT ☐ TRISTATE CAPITAL LOAN ACCOUNT OR LOAN/LINE OF CREDIT AMOUNT

120047618 and 120047626
ACCOUNT NUMBER OR CREDIT AMOUNT

2 CUSTOMER INFORMATION

Fuller & Thaler Behavioral Unconstrained Equity Fund
*CUSTOMER NAME

*PHONE NUMBER

225 PICTORIA DR STE 450 CINCINNATI OH 45246
*CUSTOMER ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

XX-XXX1423
SOCIAL SECURITY NUMBER/TAX ID

3 BENEFICIARY BANK INFORMATION

JPMorgan Chase
*BENEFICIARY BANK NAME

021000021
*BENEFICIARY BANK ABA#

BENEFICIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY ACCOUNT NUMBER

ADDITIONAL BENEFICIARY BANK INFORMATION

REF: S/L A/C Fuller & Thaler Behavioral Unconstrained Equity Fund
FOR FURTHER CREDIT TO

ACCOUNT NUMBER

4 BENEFICIARY INFORMATION *(See instructions on page 2)*

Mitsubishi UFJ Trust & Banking Corp, NY Branch
*BENEFICIARY NAME

304-296279
*BENEFICIARY ACCOUNT NUMBER

*BENEFICIARY ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

BENEFICIARY PHONE NUMBER

5 INTERMEDIARY BANK INFORMATION *(Optional)*

INTERMEDIARY BANK NAME

INTERMEDIARY BANK ACCOUNT NUMBER

INTERMEDIARY BANK ADDRESS, CITY, STATE, ZIP CODE, COUNTRY

ADDITIONAL INTERMEDIARY BANK INFORMATION

FOREIGN BANK SWIFT CODE

6 *PLEASE READ AND SIGN

This form must be signed by one or more person(s) authorized by the account agreement for the applicable account. The customer signature(s) below indicates an agreement to all of the information on this Wire Transfer Standing Instructions, including the terms and conditions set forth on page 2 hereof.

DocuSigned by:
Matthew J Miller
07E48EE385CD4F1...
SIGNATURE

October 27, 2023 | 8:29 AM PDT
DATE

SIGNATURE

DATE

SIGNATURE

DATE

IF THIS DOCUMENT HAS BEEN EXECUTED VIA DOCUSIGN, SECTION 7, SECTION 8 OR SECTION 9 DOES NOT NEED TO BE COMPLETED.
COMPLETE EITHER SECTION 7, SECTION 8 OR SECTION 9 IF THIS DOCUMENT IS NOT EXECUTED VIA DOCUSIGN.

7 *ACKNOWLEDGMENT *(One of this Section 7, Section 8 or Section 9 must be completed if this document has not been executed via DocuSign)*

STATE OF ____________________)
) SS:
COUNTY OF ____________________)

On this, the ________ day of ________________, 20_____, before me, a Notary Public, the undersigned officer, personally appeared ______________________________, ______________________________, and ______________________________, an individual(s) known to me (or satisfactorily proven) to be the person(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged that he/she (they) executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

MY COMMISSION EXPIRES

WTI 090420

Wire Transfer Standing Instructions
Page 2 of 3

8 *SIGNATURE GUARANTEE *(One of this Section 8, Section 7 or Section 9 must be completed)*

Reserved for Medallion Signature Guarantee

IMPORTANT – MEDALLION SIGNATURE GUARANTEE: The signature(s) in Section 6 must correspond with the name(s) of the customer(s) written in Section 2 in every particular without alteration or changes. The signature(s) must be guaranteed by an Eligible Financial Institution or member of a registered National Securities Exchange approved by the Securities Transfer Association, Inc. pursuant to Securities and Exchange Commission Rule 17 Ad-15. No other form of signature guarantee will be accepted.

9 *TRISTATE CAPITAL AUTHORIZED EMPLOYEE CERTIFICATION *(One of this Section 9, Section 7 or Section 8 must be completed)*

The TriState Capital Bank Relationship Manager or Treasury Management Officer whose signature appears below hereby certifies that (i) the individual(s) signing this form in Section 6 are known to such TriState Capital Bank Relationship Manager or Treasury Management Officer, and (ii) each signed this form in the physical presence of such TriState Capital Bank Relationship Manager or Treasury Management Officer.

SIGNATURE TITLE

10 INSTRUCTIONS FOR SECTION 4 ("BENEFICIARY")

Federal banking regulations require TriState Capital Bank to identify and maintain records that identify the ultimate beneficial owner of funds sent by wire transfer. In order to satisfy such regulations, such ultimate beneficiary must be identified in Section 4 of this form. The ultimate beneficiary may be the same as the TriState Capital Bank account holder identified in Section 2 if the customer is transferring funds from a TriState Capital Bank account to another institution. If the funds to be transferred pursuant to these standing instructions are being sent to a co-mingled account or account maintained by a third party, such as a financial advisory firm, such firm account should be identified in Section 4, "Beneficiary Information" and please specify Beneficiary name in Section 3 above "For Further Credit To."

11 TERMS AND CONDITIONS

I/We authorize TriState Capital Bank to complete any wire request made on my/our account by transferring funds from my/our account identified in Section 1 (the "Account") pursuant to these instructions. A wire request to any other recipient will require specific instructions from me/us. I/We understand that TriState Capital Bank cannot guarantee that the receiving bank will post the wired funds for same-business-day credit. However, in most instances, within the U.S., transfers are received by the receiving bank on the same business day that TriState Capital Bank wires them. Funds must be available on the date of the proposed transfer, or my/our wire may be delayed. I/We understand that wiring funds outside the U.S. may take longer to initiate and three to five business days to complete.

I/We understand that TriState Capital Bank may accept future requests to wire funds from my/our account according to the these instructions, subject to (i) applicable bank policies and procedures, and (ii) the account documentation for my/our respective loan and deposit accounts. Such requests may be made by any person having signing authority with respect to my/our account and may be delivered in person, or may be transmitted by facsimile, email or delivered in a signed writing.

I/We hereby agree to indemnify and hold TriState Capital Bank harmless from and against any loss, claim, damage or liability arising out of or resulting from any action taken by TriState Capital Bank in reliance upon instructions provided under these Wire Transfer Standing Instructions that TriState Capital Bank in good faith believes to be genuine.

I/We understand that these instructions are permanent unless changed or revoked by any person with signing authority to my/our Account, and that TriState Capital Bank reserves the right to decline to act on these instructions at any time without prior notice. If I/We change the above instructions, I/We understand that TriState Capital Bank may require the new instructions in writing.

If a request for a wire transfer involves a currency other than U.S. dollars, my/our funds will be exchanged for such other currency at the current rate of exchange on or before the transfer date, in accordance with normal TriState Capital Bank procedures. Currency exchange rates fluctuate over time, and I/We acknowledge and accept the risks of such fluctuations between the time I/We initiate a request for a transfer and the time the transfer is either completed or is unwound due to a cancellation, an amendment, a rejection or a return.

I/We understand that outgoing wires can only be sent for TriState Capital Bank customers. TriState Capital Bank will send wires Monday–Friday 9:00 a.m. to 4:00 p.m. ET. If we receive a request to send a wire after 4:00 p.m. ET, it will be sent the following business day. Please fax completed requests to: 412-304-0395. Incomplete requests may be delayed or not processed.

I/We also understand that in order to protect clients from unauthorized wire transfers, TriState Capital Bank procedures provide that all wire transfer requests may be subject to such confirmation procedures as TriState Capital Bank considers appropriate. This may include a telephone call to the account holder, at the contact telephone number for the account holder maintained in the Bank's customer file. The Bank may delay the transmission of any wire transfer that is not confirmed by these procedures.

I/We also understand that there may be a fee for each outgoing domestic and international foreign wire transfer.

12 WHERE TO RETURN ORIGINALS; QUESTIONS

If form is not being executed via DocuSign or is not being completed in the presence of a TriState Capital Bank Authorized Employee, as set forth in Section 9, please return completed and notarized or signature guaranteed form to: **TriState Capital Bank,** Attn: Deposit Operations, One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219
Please call 1-866-680-TSCB (8722), option #2, should you have any questions or need assistance with this form.

TRISTATE CAPITAL BANK INTERNAL USE ONLY

DATE RECEIVED REVIEWER INITIALS PROCESSOR INITIALS

TERMINATION DATE PROCESSOR INITIALS

REASON: ☐ CUSTOMER REQUEST ☐ ACCOUNT CLOSURE ☐ OTHER

WTI 090420